                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x]   Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Rule 14a-12

                         MEDICAL PROPERTIES TRUST, INC.
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing party:

      (4)   Date filed:

                                   [MPT LOGO]

                         MEDICAL PROPERTIES TRUST, INC.
                       1000 Urban Center Drive, Suite 501
                            Birmingham, Alabama 35242
                                 (205) 969-3755
                         www.medicalpropertiestrust.com

                              September [12], 2005

Dear Fellow Stockholder,

It is with great pleasure that I, on behalf of the Board of Directors, invite you to attend on October 12, 2005 our first annual stockholders meeting since our initial public offering. We are honored to have you as one of our stockholders and hope that you will be able to attend the meeting. In the event that you are unable to attend, however, it is important that your shares are represented; therefore, please be sure to sign, date, and mail your proxy in the provided envelope at your earliest convenience.

                                              Best Regards,

                                              [signature]

                                              Edward K. Aldag, Jr.
                                              Chairman, President and CEO

                                   [MPT LOGO]

                         MEDICAL PROPERTIES TRUST, INC.
                       1000 Urban Center Drive, Suite 501
                            Birmingham, Alabama 35242
                                 (205) 969-3755
                         www.medicalpropertiestrust.com

                                    NOTICE OF
                       2005 ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 12, 2005

To Our Stockholders:

      The 2005 Annual Meeting of Stockholders of Medical Properties Trust, Inc. (the "Company") will be held at The Summit Club, 1901 6th Avenue North, Birmingham, Alabama, on October 12, 2005, beginning at 10:00 a.m. Central Time, for the following purposes:

      1.    To elect eight directors;

      2. To approve amendments to the Company's Charter regarding transfer or ownership restrictions on the Company's common stock;

      3. To approve an amendment to the Amended and Restated Medical Properties Trust, Inc. 2004 Equity Incentive Plan to increase by 3,900,000 the number of shares of common stock available (from 2,052 shares as of August 31, 2005) for future awards thereunder; and

      4. To transact any other business that properly comes before the meeting.

      Only stockholders of record at the close of business on September 7, 2005, are entitled to receive notice of and to vote at the meeting and any adjournment thereof

      EVEN IF YOU PLAN TO ATTEND IN PERSON, YOU ARE REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE AT YOUR EARLIEST CONVENIENCE. This will not prevent you from voting your shares in person if you choose to attend the Annual Meeting.

                                   By Order of the Board of Directors,

                                   [Signature]

                                   Michael G. Stewart
                                   Executive Vice President, General
                                   Counsel and Secretary

September [12], 2005

                                   [MPT LOGO]

                         MEDICAL PROPERTIES TRUST, INC.
                       1000 Urban Center Drive, Suite 501
                            Birmingham, Alabama 35242
                                  205-969-3755
                         www.medicalpropertiestrust.com

                                 PROXY STATEMENT
                                       FOR
                       2005 ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 12, 2005

                               GENERAL INFORMATION

      This Proxy Statement is being furnished to the stockholders of Medical Properties Trust, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 2005 Annual Meeting of Stockholders to be held at The Summit Club, 1901 6th Avenue North, Birmingham, Alabama, on October 12, 2005, beginning at 10:00 a.m. Central Time, and at any adjournment thereof.

      At the meeting, the Company's stockholders will be asked to vote on proposals to (1) elect eight directors; (2) approve amendments to the Company's Charter regarding transfer or ownership restrictions on the Company's common stock as requested by the New York Stock Exchange; and (3) approve an amendment to the Amended and Restated Medical Properties Trust, Inc. 2004 Equity Incentive Plan to increase by 3,900,000 the number of shares of common stock available (from 2,052 shares as of August 31, 2005) for future awards thereunder. Stockholders will also transact any other business that properly comes before the meeting, although as of the date of this Proxy Statement the Board of Directors knows of no such other business to be presented. When you submit your proxy, by executing and returning the enclosed proxy card, you will authorize the persons named in the enclosed proxy to represent you and vote your shares of the Company's common stock on these proposals as specified by you. If no such specification is made, shares represented by your proxy will be voted

      -     FOR the election of the eight director nominees;

      - FOR the approval of amendments to the Company's Charter regarding transfer or ownership restrictions on the Company's common stock; and

      - FOR the approval to the amendment of the Amended and Restated Medical Properties Trust, Inc. 2004 Equity Incentive Plan to increase by 3,900,000 the number of shares of common stock available (from 2,052 shares as of August 31, 2005) for future awards thereunder.

      The proxy holders will also have discretionary authority to vote your shares on any other business that properly comes before the meeting.

      This Proxy Statement and the accompanying materials are first being sent or given to the Company's stockholders on or about September [12], 2005.

                          INFORMATION ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE MEETING?

      At the meeting, the Company's stockholders will vote on proposals:

      1.    To elect eight directors;

      2. To approve amendments to the Company's Charter regarding transfer or ownership restrictions on the Company's common stock; and

      3. To approve an amendment to the Amended and Restated Medical Properties Trust, Inc. 2004 Equity Incentive Plan to increase by 3,900,000 the number of shares of common stock available (from 2,052 shares as of August 31, 2005) for future awards thereunder.

      In addition, the Company's management will report on the performance of the Company at the meeting and respond to appropriate questions from stockholders.

WHO IS ENTITLED TO VOTE?

      The record date for the meeting is September 7, 2005. Only stockholders of record at the close of business on September 7, 2005 are entitled to receive notice of the meeting and to vote at the meeting the shares of the Company's common stock that they held of record on that date. Each outstanding share of common stock entitles its holder to one vote on each matter voted on at the meeting. At the close of business on September 7, 2005, there were outstanding and entitled to vote [39,969,065] shares of common stock.

AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN "STREET NAME"?

      If you are the beneficial owner of shares held in "street name" by a brokerage firm, bank, or other nominee, such entity is required to vote the shares in accordance with your instructions. If you do not give instructions to your nominee, it will nevertheless be entitled to vote your shares on "discretionary" items but will not be permitted to do so on "non-discretionary" items. The Company has been informed that Proposal 1 (election of directors) and Proposal 2 (approval of the amendments to the Charter) are discretionary items on which your nominee will be entitled to vote your shares even in the absence of instructions from you, but that Proposal 3 (approval of the amendment to the Equity Incentive Plan) is a non-discretionary item on which your nominee will not be entitled to vote your shares unless you provide it with instructions.

HOW MANY SHARES MUST BE PRESENT TO CONDUCT BUSINESS AT THE MEETING?

      A quorum must be present at the meeting in order for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of the Company's common stock outstanding on the record date will constitute a quorum. Abstentions and broker non-votes will be included in the number of shares considered present at the meeting for the purpose of determining whether there is a quorum.

WHAT HAPPENS IF A QUORUM IS NOT PRESENT AT THE MEETING?

      If a quorum is not present at the scheduled time of the meeting, the holders of a majority of the shares present in person or represented by proxy at the meeting may adjourn the meeting to another place, date, or time until a quorum is present. The place, date, and time of the adjourned meeting will be announced when the adjournment is taken, and no other notice will be given unless the adjournment is to a date more than 120 days after the original record date or if, after the adjournment, a new record date is fixed for the adjourned meeting.

HOW DO I VOTE MY SHARES?

      If your shares are held in "street name," you may be eligible to provide voting instructions to your nominee by telephone or on the Internet. If you are a beneficial owner of shares held in "street name" (i.e., your shares are held in the name of a brokerage firm, bank, or other nominee), you may be eligible to provide voting instructions to your nominee by telephone or on the Internet. A large number of brokerage firms, banks, and other nominees participate in a program provided through ADP Investor Communications Services that offers telephone and Internet voting options. If your shares are held in "street name" by a brokerage firm, bank, or other nominee that participates in the ADP program, you may provide voting instructions to your nominee by telephone or on the Internet by following the instructions set forth on the voting instruction form provided to you.

      You may vote by mail. If you are a registered stockholder, you may vote by properly completing, signing, dating, and returning the accompanying proxy card. The enclosed postage-paid envelope requires no additional postage if it is mailed in the United States or Canada. If you are a beneficial owner of shares held in "street name," you may provide voting instructions to the brokerage firm, bank, or other nominee that holds your shares by properly completing, signing, dating, and returning the voting instruction form provided to you by your nominee.

      You may vote in person at the meeting. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. In addition, the Company will pass out written ballots to registered stockholders who wish to vote in person at the meeting. If you are a beneficial owner of shares held in "street name" and wish to vote at the meeting, you will need to obtain a proxy form from the brokerage firm, bank, or other nominee that holds your shares that authorizes you to vote those shares.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

      Yes, you may revoke your proxy and change your vote at any time before the polls are closed at the meeting in any of the following ways: (1) by properly completing, signing, dating, and returning another proxy card with a later date;
(2) if you are a registered stockholder, by voting in person at the meeting; (3) if you are a registered stockholder, by giving written notice of such revocation to the Secretary of the Company prior to or at the meeting; or (4) if you are a beneficial owner of shares held in "street name," by following the instructions given by the brokerage firm, bank, or other nominee that holds your shares. Your attendance at the meeting itself will not revoke your proxy.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE ON THE PROPOSALS?

      Your Board of Directors recommends that you vote FOR the following proposals:

      1.    The election of eight nominees to the Board of Directors;

      2. The approval of amendments to the Company's Charter regarding transfer or ownership restrictions on the Company's common stock; and

      3. The approval of an amendment to the Amended and Restated Medical Properties Trust, Inc. 2004 Equity Incentive Plan to increase by 3,900,000 the number of shares of common stock available for awards thereunder.

WHAT HAPPENS IF I DO NOT SPECIFY ON MY PROXY HOW MY SHARES ARE TO BE VOTED?

      If you submit a proxy to the Company but do not indicate any voting instructions, your shares will be voted FOR each of the proposals.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE MEETING?

      As of the date hereof, the Board of Directors knows of no business that will be presented at the meeting other than the proposals described in this Proxy Statement. However, if any other proposal properly comes before the stockholders for a vote at the meeting, the proxy holders will vote the shares represented by your proxy in accordance with their best judgment.

HOW MANY VOTES ARE REQUIRED FOR ACTION TO BE TAKEN ON EACH PROPOSAL?

      ELECTION OF DIRECTORS. The eight director nominees will be elected to serve on the Board of Directors if they receive a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter. This means that the eight director nominees will be elected if they receive more votes than any other person at the meeting. If you vote to "Withhold Authority" with respect to the election of one or more director nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for the purpose of determining whether there is a quorum at the meeting.

      APPROVAL OF AMENDMENTS TO THE CHARTER. The proposed amendments to the Company's Charter regarding transfer or ownership restrictions on the Company's common stock will be approved if at least two-thirds of all the votes entitled to be cast on the matter are voted in favor of the proposal.

      APPROVAL OF AMENDMENT TO EQUITY INCENTIVE PLAN. The proposed amendment to the Amended and Restated Medical Properties Trust, Inc. 2004 Equity Incentive Plan will be approved if a majority of the shares present or represented by proxy at the meeting and voting on the proposal are voted in favor of the proposal.

HOW WILL ABSTENTIONS BE TREATED?

      You do not have the option of abstaining from voting on Proposal 1 (election of directors), but you may abstain from voting on Proposal 2 (approval of the amendments to the Charter) and Proposal 3 (approval of the amendment to the Equity Incentive Plan). In the case of an abstention on Proposal 2, your abstention will have the same effect as a negative vote. With respect to Proposal 3, an abstention will have no effect on the outcome of the vote.

HOW WILL BROKER NON-VOTES BE TREATED?

      "Broker non-votes" will not have any effect on Proposal 1 (election of directors) and Proposal 3 (approval of the amendment to the Equity Incentive
Plan) but will have a negative effect on the outcome of Proposal 2 (approval of amendments to the Charter).

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

      DIRECTOR NOMINEES

      The Board of Directors proposes that the eight nominees listed below, all of whom are currently serving on the Company's Board, be elected to serve as directors of the Company until the 2006 annual meeting of stockholders and until his or her successor is duly elected and qualified. The Board of Directors does not know of any reason why any nominee would not be able to serve as a director. However, if any nominee were to become unable to serve as a director, the Board of Directors may designate a substitute nominee, in which case the persons named as proxies will vote for such substitute nominee. Alternatively, the Board of Directors may reduce the number of directors to be elected at the annual meeting.

      EDWARD K. ALDAG, JR. Mr. Aldag, age 41, is one of our founders and has served as our Chief Executive Officer and President since August 2003, and as Chairman of the Board since March 2004. Mr. Aldag served as our Vice Chairman of the Board of Directors from August 2003 until March 2004 and as our Secretary from August 2003 until March 2005. Prior to that, Mr. Aldag served as an executive officer and director with our predecessor from its inception in August 2002 until August 2003. From 1986 to 2001, Mr. Aldag managed two private real estate companies, Guilford Capital Corporation and Guilford Medical Properties, Inc. Mr. Aldag served as President and a member of the Board of Directors of Guilford Medical Properties, Inc. Mr. Aldag was the President of Guilford Capital Corporation from 1998 to 2001 and from 1990 to 1998 served as Executive Vice President, Chief Operating Officer and was a member of the Board of Directors from 1990 to 2001. Mr. Aldag received his B.S. in Commerce & Business from the University of Alabama with a major in corporate finance.

      VIRGINIA A. CLARKE. Ms. Clarke, age 46, has served as a member of our Board of Directors since February 2005. Ms. Clarke has been a search consultant in the global executive search firm of Spencer Stuart & Associates since 1997. Ms. Clarke was with DHR International, an executive search firm, during 1996. Prior to that, Ms. Clarke spent 10 years in the real estate investment management business with La Salle Partners and Prudential Real Estate Investors, where her activities included asset management, portfolio management, capital raising and client service, and two years with First National Bank of Chicago. Ms. Clarke is a member of the Pension Real Estate Association. Ms. Clarke graduated from the University of California at Davis and received a master's degree in management from the J. L. Kellogg Graduate School of Management at Northwestern University.

      G. STEVEN DAWSON. Mr. Dawson, age 47, has served as a member of our Board of Directors since April 2004. He is currently a private investor and serves on the boards of five other real estate investment trusts in addition to his service for us, as follows: American Campus Communities (NYSE: ACC), AmREIT, Inc. (AMEX: AMY), Desert Capital REIT (a non-listed public mortgage company), Sunset Financial Resource, Inc. (NYSE: SFO), and Trustreet Properties, Inc. (NYSE: TSY). Mr. Dawson is chairman of the audit committees for each of these companies except Sunset Financial Resource, Inc. and Trustreet Properties, Inc. From July 1990 to September 2003, he was Chief Financial Officer and Senior Vice President-Finance of Camden Property Trust (NYSE: CPT) and its predecessors, a REIT engaged in the development, ownership, management, financing and sale of multi-family properties throughout the southern United States. Mr. Dawson is involved in various charitable, non-profit and educational organizations, including serving on the board of His Grace Foundation, a charity providing services to the families of children in the Bone Marrow Transplant Unit of Texas Children's Hospital, and as a member of the Real Estate Roundtable at the Mays Graduate School of Business at Texas A&M University. Mr. Dawson received a degree in business from Texas A&M University.

      BRYAN L. GOOLSBY. Mr. Goolsby, age 54, has served as a member of our Board of Directors since February 2005. Mr. Goolsby is the Managing Partner of the law firm Locke Liddell & Sapp LLP. Mr. Goolsby is an associate board member of the Board of Governors of the National Association of Real Estate Investment Trusts. He is also a member of the National Multi-Family Housing Association and the Pension Real Estate Association, and an associate board member of the Edwin L. Cox School of Business at Southern Methodist University. He serves as a director of Desert Capital REIT, Inc. and AmREIT, Inc. Mr. Goolsby received a J.D. degree from the University of Texas, and is a Certified Public Accountant.

      R. STEVEN HAMNER. Mr. Hamner, age 48, is one of our founders and has served as our Executive Vice President and Chief Financial Officer since September 2003 and as a director since February 2005. In August and September 2003, Mr. Hamner served as our Executive Vice President and Chief Accounting Officer. From October 2001 through March 2004, he was the Managing Director of Transaction Analysis LLC, a company that provided interim and project-oriented accounting and consulting services to commercial real estate owners and their advisors. From June 1998 to September 2001, he was Vice President and Chief Financial Officer of United Investors Realty Trust, a publicly-traded REIT. For the 10 years prior to becoming an officer of United Investors Realty Trust, he was employed by the accounting and consulting firm of Ernst & Young LLP and its predecessors. Mr. Hamner received a B.S. in Accounting from Louisiana State University. Mr. Hamner is a certified public accountant.

      ROBERT E. HOLMES, PH.D. Mr. Holmes, age 63, has served as a member of our Board of Directors since April 2004. Mr. Holmes, our lead independent director, is the Dean and Professor of Management of the School of Business at the University of Alabama at Birmingham, positions he has held since 1999. From 1995 to 1999, he was Dean of the Olin Graduate School of Business at Babson College in Wellesley, Massachusetts. Prior to that, he was Dean of the James Madison University College of Business in Harrisonburg, Virginia for 12 years. He is the author of more than 20 scholarly publications, is past president of the Southern Business Administration Association, and is actively involved in the International Association for Management Education. Mr. Holmes received a bachelor's degree from the University of Texas at Austin, an MBA from University of North Texas, and received his Ph.D. from the University of Arkansas with an emphasis on management strategy.

      WILLIAM G. MCKENZIE. Mr. McKenzie, age 46, is one of our founders and has served as the Vice Chairman of our Board of Directors since September 2003. Mr. McKenzie has served as a director since our formation and served as the Executive Chairman of our Board of Directors in August and September 2003. From May 2003 to August 2003, he was an executive officer and director of our predecessor. From 1998 to the present, Mr. McKenzie has served as President, Chief Executive Officer and a board member of Gilliard Health Services, Inc., a privately-held owner and operator of acute care hospitals. From 1996 to 1998, he was Executive Vice President and Chief Operating Officer of the Mississippi Hospital Association/Diversified Services, Inc. and the Health Insurance Exchange, a mutual company and HMO. From 1994 to 1996, Mr. McKenzie was Senior Vice President of Managed Care and Executive Vice President of Physician Solutions, Inc., a subsidiary of Vaughan HealthCare, a private healthcare company in Alabama. From 1981 to 1994, Mr. McKenzie was Hospital Administrator and Chief Financial Officer and held other management positions with several private acute care organizations. Mr. McKenzie received a Masters of Science in Health Administration from the University of Colorado and a B.S. in Business Administration from Troy State University. He has served in numerous capacities with the Alabama Hospital Association.

      L. GLENN ORR, JR. Mr. Orr, age 65, has served as a member of our Board of Directors since February 2005. Mr. Orr has been President and Chief Executive Officer of The Orr Group, which provides investment banking and consulting services for middle-market companies, since 1995. Prior to that, he was Chairman of the Board of Directors, President and Chief Executive Officer of Southern National Corporation from 1990 until its merger with Branch Banking & Trust in 1995. Mr. Orr is member of the Board of Directors, chairman of the governance/compensation committee and a member of the executive committee of Highwoods Properties, Inc. (NYSE: HIW). He is also a member of the Boards of Directors of General Parts, Inc., Village Tavern, Inc. and Broyhill Management Fund, Inc. Mr. Orr previously served as President and Chief Executive Officer of Forsyth Bank and Trust Co., President of Community Bank in Greenville, South Carolina and President of the North Carolina Bankers Association. He is a trustee of Wake Forest University.

      BOARD OF DIRECTORS' RECOMMENDATION

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE EIGHT NOMINEES FOR DIRECTOR LISTED ABOVE.

                          CERTAIN INFORMATION REGARDING
                             OUR BOARD OF DIRECTORS

      The Board of Directors of the Company consists of eight directors. The Company's current directors are Edward K. Aldag, Jr., Virginia A. Clarke, G. Steven Dawson, Bryan L. Goolsby, R. Steven Hamner, Robert E. Holmes, Ph.D., and
L. Glenn Orr, Jr. The directors are elected at each annual meeting of stockholders and serve until the next annual meeting of stockholders and until their respective successors are elected and qualified, subject to their prior death, resignation, retirement, disqualification, or removal from office.

      It is the policy of the Board of Directors that a majority of the directors be independent as defined in the listing standards of the New York Stock Exchange (the "NYSE"). The Board of Directors has determined that five directors - - Virginia A. Clarke, G. Steven Dawson, Bryan L. Goolsby, Robert E. Holmes, Ph.D., and L. Glenn Orr, Jr. - - are independent under the NYSE's listing standards.

      The Board of Directors holds regular meetings on a quarterly basis and on other occasions as necessary or appropriate. The Board of Directors met nine times in 2004. The Board of Directors has four standing committees: the Audit Committee, the Compensation Committee, the Ethics, Nominating and Corporate Governance Committee, and the Investment Committee. Each director attended at least 75% of the total number of meetings of the Board of Directors and its committees on which he served in 2004.

      In connection with each of its regular meetings, the Board of Directors meets in executive session in which management directors are not present. Mr. Holmes has been designated as the Company's lead independent director and in that capacity presides at these executive sessions, coordinates the preparation for meetings of the Board of Directors with our Chief Executive Officer, and serves as the liaison between the Board of Directors and our Chief Executive Officer. The directors of the Company are encouraged to attend the Company's annual meeting of stockholders absent cause. In 2004 all directors attended the annual meeting of stockholders.

      COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors delegates certain of its functions to its standing Audit Committee, Compensation Committee, Ethics, Nominating and Corporate Governance Committee, and Investment Committee.

      THE AUDIT COMMITTEE is comprised of three independent directors, Messrs. Dawson and Orr and Ms. Clarke. Mr. Dawson serves as the chairperson. The Board of Directors has determined that each member of the Audit Committee is financially literate and satisfies the additional independence requirements for audit committee members, that Mr. Dawson qualifies as an "audit committee financial expert" under current SEC regulations, and that his service on three other public companies' audit committees does not impair his ability to serve on our Audit Committee.

      The Audit Committee oversees (i) our accounting and financial reporting processes; (ii) the integrity and audits of our financial statements; (iii) our compliance with legal and regulatory requirements; (iv) the qualifications and independence of our independent auditors; and (v) the performance of our internal and independent auditors. The specific functions and responsibilities of the Audit Committee are set forth in the Audit Committee Charter, a copy of which is attached as Appendix A and which also is posted on the Company's website at www.medicalpropertiestrust.com. The information on the Company's website is not part of this Proxy

Statement. The report of the Audit Committee begins on page 18 of this Proxy Statement.

      THE COMPENSATION COMMITTEE is comprised of three independent directors, Messrs. Dawson, Goolsby, and Orr. Mr. Orr serves as the chairperson of the Compensation Committee.

      The principal functions of the Compensation Committee are to evaluate the performance of our executive officers; review and approve the compensation for our executive officers; review and make recommendations to the Board of Directors with respect to our incentive compensation plans and equity-based plans; and administer our equity incentive plan. The Compensation Committee also reviews and approves corporate goals and objectives relevant to the Chief Executive Officer's compensation, evaluates the Chief Executive Officer's performance in light of those goals and objectives, and establishes the Chief Executive Officer's compensation levels. The specific functions and responsibilities of the Compensation Committee are set forth in more detail in the Compensation Committee's Charter, a copy of which is posted on the Company's website at www.medicalpropertiestrust.com. The report of the Compensation Committee begins on page 23 of this Proxy Statement.

      THE ETHICS, NOMINATING, AND CORPORATE GOVERNANCE COMMITTEE is comprised of three independent directors, Messrs. Dawson, Goolsby and Holmes. Mr. Holmes serves as the chairperson of the Committee. The Ethics, Nominating and Corporate Governance Committee is responsible for, among other things, recommending the nomination of qualified individuals to become directors; recommending the composition of committees of our Board of Directors; periodically reviewing the Board of Directors performance and effectiveness as a body; recommending proposed changes to the Board of Directors; and periodically reviewing our corporate governance guidelines and policies. The specific functions and duties of the Committee are set forth in its Charter, a copy of which is posted on the Company's website at www.medicalpropertiestrust.com.

      The Ethics, Nominating and Corporate Governance Committee will consider all potential candidates for nomination for election as directors who are recommended by the Company's stockholders, directors, officers, and employees. All director recommendations must be made during the time periods, and must provide the information, required by Article II, Section 2.03 of the Company's Amended and Restated Bylaws. All director recommendations should be sent to the Ethics, Nominating and Corporate Governance Committee, c/o Secretary, Medical Properties Trust, Inc., 1000 Urban Center Drive, Suite 501, Birmingham, Alabama 35242. The Committee will screen all potential director candidates in the same manner, regardless of the source of their recommendation. The Committee's review will typically be based on the written materials provided with respect to a potential director candidate. The Committee will evaluate and determine whether a potential candidate meets the Company's minimum qualifications and requirements, whether the candidate has specific qualities and skills for directors, and whether requesting additional information or an interview is appropriate.

      The Board of Directors has adopted the following minimum qualifications and specific qualities and skills for the Company's directors, which will serve as the basis upon which potential director candidates are evaluated by the Ethics, Nominating and Corporate Governance Committee: (i) directors should possess the highest personal and professional ethics, integrity, and values;
(ii) directors should have, or demonstrate an ability and willingness to acquire, in short order, a clear understanding of the fundamental aspects of the Company's business; (iii) directors should be committed to representing the long-term interests of the Company's stockholders; (iv) directors should be willing to devote sufficient time to carry out their duties and responsibilities effectively and should be committed to serving on the Board of Directors for an extended period of time; and (v) directors should not serve on more than five boards of public companies in addition to the Company's Board of Directors.

      The Ethics, Nominating and Corporate Governance Committee has recommended the nomination of all eight of the incumbent directors for re-election. The entire Board of the Company has approved such recommendation.

      THE INVESTMENT COMMITTEE membership is comprised of all of our current directors. Mr. Aldag serves as the chairperson of the committee. The Investment Committee has the authority to, among other things, consider and take action with respect to all acquisitions, developments, and leasing of healthcare facilities in which our aggregate investment will exceed $10 million.

      DIRECTOR COMPENSATION

      As compensation for serving on our Board, each independent director receives an annual fee of $20,000, plus $1,000 for each Board of Directors meeting and each committee meeting attended as a member. Committee chairmen receive an additional $5,000 per year, except for the Audit Committee chairman who receives an additional $10,000 per year. We also reimburse our directors for reasonable expenses incurred in attending these meetings. At each annual stockholders meeting following the election of an independent director, that director will receive 2,000 shares of our common stock, restricted as to transfer for three years, or a comparable number of deferred stock units. Our Compensation Committee may change the compensation of our independent directors in its discretion.

      Directors who are also officers or employees of the Company receive no additional compensation for their service as directors.

      Upon joining our Board of Directors, each of our current independent directors received a non-qualified option to purchase 20,000 shares of our common stock with an exercise price of $10.00 per share. One-third of these options vested upon grant. One-half of the remaining options have vested or will vest on each of the first and second anniversaries of the date of grant. In addition to this option to purchase stock, Messrs. Dawson and Holmes were awarded 2,500 deferred stock units, which represent the right to receive 2,500 shares of common stock at no cost in October 2007.

      GOVERNANCE, ETHICS, AND STOCKHOLDER COMMUNICATIONS

      CORPORATE GOVERNANCE GUIDELINES. In furtherance of its goal of providing effective governance of the Company's business and affairs for the long-term benefit of its stockholders, the Board of Directors has approved and adopted Corporate Governance Guidelines. The Corporate Governance Guidelines are posted on the Company's website at www.medicalpropertiestrust.com.

      CODE OF ETHICS AND BUSINESS CONDUCT. The Company has adopted a Code of Ethics and Business Conduct which applies to all directors, officers, employees and agents of the Company and its subsidiaries. The Code of Ethics and Business Conduct is posted on the Company's website at www.medicalpropertiestrust.com.

      STOCKHOLDER COMMUNICATIONS. Stockholders may communicate with the Board of Directors or any individual director regarding any matter relating to the Company that is within the responsibilities of the Board of Directors. Stockholders should send their communications to the Board of Directors, or an individual director, c/o Secretary, Medical Properties Trust, Inc., 1000 Urban Center Drive, Suite 501, Birmingham, Alabama. The Secretary will review the correspondence and forward any stockholder communication to the Board of Directors, or the individual director, if the Secretary determines that the communication deals with the functions of the Board of Directors or requires the attention of the Board of Directors or the individual director. The Secretary will maintain a log of all communications received from stockholders.

               PROPOSAL 2 -- APPROVAL OF AMENDMENT OF THE CHARTER

      The Board of Directors has adopted a resolution proposing amendments to the Company's Second Articles of Amendment and Restatement (the "Charter"), as requested by the New York Stock Exchange, regarding transfer or ownership restrictions on the Company's common stock.

      SUMMARY OF PROPOSED AMENDMENT

      In April 2005, the Company filed a listing application with the NYSE, pursuant to which the NYSE reviewed the Company's Charter. In connection with such review, the NYSE has indicated that the Company should revise certain provisions of its Charter to modify the transfer or ownership restrictions on the Company's common stock that may impair the settlement of transactions on the NYSE. Accordingly, the Board of Directors has adopted a resolution declaring that it is advisable that the Charter be amended as described below.

      TEXT OF AMENDMENTS

      If the proposed amendments to the Charter are approved by the stockholders, Section 6.2.1(a)(iii) will be amended by deleting the parenthetical phrase "(whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system)" following the phrase "any Transfer of shares of Capital Stock" in the second sentence thereof so that said Section 6.2.1(a)(iii), as amended, will read as follows:

            (iii) No Person shall Transfer any shares of Capital Stock if, as a result of the Transfer, the outstanding shares of all classes and series of Capital Stock would be Beneficially Owned by less than 100 Persons (determined without reference to the rules of attribution under Section 544 of the Code). Subject to Section 6.5 of this Article VI and notwithstanding any other provisions contained herein, any Transfer of shares of Capital Stock that, if effective, would result in outstanding shares of all classes and series of Capital Stock being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

      If the proposed amendments to the Charter are approved by the stockholders, Section 6.4.1(b) will be amended by adding the phrase "Subject to
Section 6.5 of this Article VI," at the beginning of the first sentence thereof so that said Section 6.4.1(b), as amended, will read as follows:

      (b) Subject to Section 6.5 of this Article VI, if and to the extent that any class or series of shares of Capital Stock do not constitute Publicly Offered Securities, then no Person shall Transfer any shares of such Capital Stock if, as a result of the Transfer, the Benefit Plan Investors, on any date, hold, individually or in the aggregate, 25 percent or more of the value of such class or series of shares of Capital Stock in violation of 6.4.1(a).

      If the proposed amendments to the Charter are approved by the stockholders, Section 6.4.2(a) will be amended by adding the phrase "Subject to
Section 6.5 of this Article VI," at the beginning of the first sentence thereof and by deleting the parenthetical phrase "(whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system)" following the words "any Transfer of shares of Capital Stock" in the first sentence thereof so that said Section 6.4.2(a), as amended, will read as follows:

      (a) Subject to Section 6.5 of this Article VI, if any Transfers of shares of Capital Stock occurs which, if effective, would result in any of the Benefit Plan Investors, on any date, holding, individually or in the aggregate, 25 percent or more of the value of such class or series of shares of Capital Stock in violation of 6.4.1 or would otherwise result in the underlying assets and property of the Corporation becoming assets of any ERISA Investor:

            (i) then that number of shares of Capital Stock the holding of which otherwise would cause any Person to violate Section 6.4.1 (rounded upward to the nearest whole share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 6.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares of Capital Stock; or

            (ii) if the transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.4.1, then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 6.4.1 shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

      EFFECTS OF AMENDMENT

      If the proposed amendments, which are to be voted on together and not separately, are approved by the stockholders, the provisions in the Charter relating to transfer and ownership restrictions will not impair the settlement of transactions entered into through the facilities of the New York Stock Exchange.

      EFFECTIVE DATE OF AMENDMENT

      If the proposed amendments are approved by the stockholders, the Company intends shortly thereafter to file the Third Articles of Amendment and Restatement with the office of the Secretary of State of the State of Maryland. The Third Articles of Amendment and Restatement will become effective upon its filing. The only changes to the Charter will be those shown above.

      BOARD OF DIRECTORS' RECOMMENDATION

      BASED ON THE REQUEST OF THE NEW YORK STOCK EXCHANGE AND OUR REVIEW OF THAT REQUEST, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE FOREGOING AMENDMENTS TO THE COMPANY'S CHARTER REGARDING TRANSFER OR OWNERSHIP RESTRICTIONS ON THE COMPANY'S COMMON STOCK.

          PROPOSAL 3 -- APPROVAL OF AMENDMENT OF EQUITY INCENTIVE PLAN

      In an effort to ensure that the goals and incentives of the executive officers, employees, consultants, and directors of the Company are fully aligned with those of the stockholders, the Company's 2004 Equity Incentive Plan was adopted by the Board of Directors and approved by the stockholders in March 2004 and was subsequently amended and restated in October 2004. Under the Equity Incentive Plan, the Company is authorized to grant equity-based awards in the form of stock options, restricted common stock, restricted stock units, deferred stock units, stock appreciation rights, and performance share units to the employees (including executive officers), directors, and consultants of the Company and its affiliates and subsidiaries.

      SUMMARY OF PROPOSED AMENDMENT

      After reviewing the current status of the Equity Incentive Plan, the Board of Directors has concluded that it is in the best interests of the Company and its stockholders for the Equity Incentive Plan to be amended as described below. The Board of Directors has adopted an amendment to the Equity Incentive Plan to effect this change, subject to approval by the Company's stockholders. If approved by the stockholders, the amendment will become effective October 12, 2005.

      MAKING SHARES AVAILABLE UNDER THE PLAN

      The Board of Directors believes it is in the interests of the stockholders of the Company that the executive officers, directors, employees, and consultants of the Company be given long term incentives in the form of awards under the Equity Incentive Plan to ensure that their goals and incentives are aligned with those of the stockholders. As of August 31, 2005, management, directors, and employees own approximately 3.46% of the outstanding shares of the Company. The Board believes it is important to continue to increase the amount of stock in the Company that management, directors, and employees have at risk. As of August 31, 2005, the Equity Incentive Plan had 2,052 shares available for future awards out of the total of 791,180 shares originally reserved for awards under the Plan.

      SUMMARY OF EQUITY INCENTIVE PLAN

      The statements contained in the following summary are qualified by reference to the Amended and Restated Medical Properties Trust, Inc. 2004 Equity Incentive Plan. A copy of the Plan, including the proposed amendment, is attached as Appendix B to this Proxy Statement.

      Under the Equity Incentive Plan, the Company may grant non-qualified stock options, restricted stock, restricted stock units, deferred stock units, stock appreciation rights (or "SARs"), and performance share units to employees, consultants, and directors of the Company and its affiliates. Additionally, incentive stock options may be granted to employees only. The Board of Directors may terminate or suspend the Equity Incentive Plan at any time. The maximum number of shares of common stock which may be awarded to any one person during any one year is 300,000 shares.

      ADMINISTRATION. The Compensation Committee of the Board of Directors is authorized to administer the Equity Incentive Plan. Subject to Compensation Committee review and approval, the CEO makes recommendations to the committee as to which consultants, employees, and executive officers, other than himself, will be eligible to participate. The Compensation Committee has the power, subject to the provisions of the Equity Incentive Plan, to determine the nature and extent of the awards to be made to each participant; to determine the time when awards will be made to participants; to establish the performance goals and determine the period of time within which performance is measured with respect to performance units; to establish the various targets and bonus amounts which may be earned by certain employees; to specify the relationship between the performance goals and the targets and amounts that may be earned by certain employees; to determine the period of time during which shares of restricted stock are subject to restrictions; to determine the conditions for the payment of awards; and to prescribe the forms of agreements and documents evidencing the awards. The Compensation Committee, in its absolute discretion subject to any applicable employment agreement, will determine the effect of any matter related to the termination of an employee.

      TYPES OF EQUITY-BASED AWARDS

      STOCK OPTIONS. The Compensation Committee may grant stock options to eligible persons under the Equity Incentive Plan. Each option granted pursuant to the Plan is designated at the time of grant as either a qualified incentive option or as a non-qualified option. Nonqualified stock options may be granted to all eligible persons, but incentive stock options may be granted only to employees of the Company and its related entities.

      RESTRICTED COMMON STOCK. Participants' rights with respect to grants of restricted common stock awarded under the Plan are subject to transferability and forfeiture restrictions during a restricted period. While the restrictions are in place, the participant generally has the rights and privileges of a stockholder, including the right to vote the restricted common stock and to receive dividends.

      RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS. Each restricted stock unit and deferred stock unit awarded by the Compensation Committee entitles the participant to receive one share of common stock for each unit at the ' end of the vesting or deferral periods. A holder of restricted stock units or deferred stock units has no voting rights, right to receive cash distributions, or other rights as a stockholder until shares of common stock are issued to the holder in settlement of the stock units. Participants holding restricted stock units or deferred stock units are entitled to receive dividend equivalents with respect to any payment of cash dividends on an equivalent number of shares of common stock. The dividend equivalents are credited in the form of additional stock units.

      STOCK APPRECIATION RIGHTS. SARs are awards that give the recipient the right to receive an amount equal to (1) the number of shares exercised under the right, multiplied by (2) the amount by which our stock price exceeds the exercise price. Payment may be in cash, in shares of our common stock with equivalent value, or in some combination, as determined by the Compensation Committee. SARs expire under the same rules that apply to stock options.

      PERFORMANCE UNITS. Holders of performance units will be entitled to receive payment in cash or shares of our common stock (or in some combination of cash and shares) if the performance goals established by the Compensation Committee are achieved or the awards otherwise vest.

      CHANGE OF CONTROL PROVISIONS

      Under the Equity Incentive Plan, if the Company experiences a change of control as defined in the Equity Incentive Plan, a participant's then unvested options will automatically vest and be fully exercisable, unless otherwise provided in the participant's award agreement or employment agreement, and restricted stock, and restricted stock units will vest and no longer be subject to forfeiture if so provided in the participant's award agreement.

      FEDERAL INCOME TAX CONSEQUENCES

      The following is a summary of the material United States federal income tax consequences of the Equity Incentive Plan to the Company and the participants. The summary is based on current federal income tax law, which is subject to change, and does not address state, local, or foreign tax consequences or considerations.

      STOCK OPTIONS. The grant of stock options under the Equity Incentive Plan will not result in taxable income at the time of the grant for either the Company or the optionee. Upon exercising an incentive stock option, the optionee will have no taxable income (except that the alternative minimum tax may apply) and the Company will receive no deduction. Upon exercising a nonqualified stock option, the optionee will recognize ordinary income in the amount by which the fair market value of the common stock at the time of exercise exceeds the option exercise price, and the Company will be entitled to a deduction for the same amount. The optionee's income is subject to withholding tax as wages. The tax treatment of the optionee upon a disposition of shares of common stock acquired through the exercise of a stock option is dependent upon the length of time that the shares have been held and on whether such shares were acquired by exercising an incentive stock option or a nonqualified stock option. If an employee exercises an incentive stock option and holds the shares for two years from the date of grant and one year after exercise, then any gain or loss realized based on the exercise price of the option will be treated as long-term capital gain or loss. Shares obtained upon exercise of an incentive stock option that are sold without satisfying these holding periods will be treated as shares received from the exercise of a nonqualified stock option. Generally, upon the sale of shares obtained by exercising a nonqualified stock option, the optionee will treat the gain realized on the sale as a capital gain. Generally, there will be no tax consequence to the Company in connection with the disposition of shares of common stock acquired under an option, except that the Company may be entitled to a deduction in the case of a disposition of shares acquired upon exercise of an incentive stock option before the applicable holding periods have been satisfied.

      RESTRICTED STOCK. An award of restricted stock will not result in taxable income to the participant at the time of grant. Upon the lapse of the restrictions, the participant will recognize ordinary income in the amount of the fair market value of the shares of common stock at the time that the restriction lapses. Alternatively, within 30 days after receipt of the restricted stock, a participant may make an election under Section 83(b) of the Code, which would allow the participant to include in income in the year that the restricted common stock is awarded an amount equal to the fair market value of the restricted stock on the date of such award determined as if the restricted common stock were not subject to restrictions.

      The Company will be entitled to a deduction for the year in which the participant recognizes ordinary income with respect to the restricted stock in an amount equal to such income.

      OTHER AWARDS. The current federal income tax consequences of other awards authorized under the 2004 Equity Incentive Plan generally follow certain basic patterns: SARs, Restricted Stock Units and Deferred Stock Units are taxed and deductible in substantially the same manner as nonqualified stock options, except to the extent Section 409A of the Internal Revenue Code applies, in which case recipients would be taxed at the time these items cease to be subject to substantial risk of forfeiture. Nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant). Stock based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

      COMMON STOCK PRICE

      The last sale price of the Company's common stock on August 31, 2005, as reported by the New York Stock Exchange, was $_______ per share.

AWARD GRANTS

      PAST AWARD GRANTS. The table below sets forth information as of August 31, 2005, regarding (a) the number of shares of common stock issuable pursuant to stock options granted under the Equity Incentive Plan and (b) the number of shares of restricted common stock awarded under the Equity Incentive Plan to (1) each of the Company's executive officers who are named in the "Summary Compensation Information" table, (2) all current executive officers as a group,
(3) all current directors who are not executive officers as a group, and (4) all employees who are not executive officers as a group. There is no separate disclosure with respect to director nominees, because all of them currently are directors of the Company whose information is already shown in the table.

                         NAME OR CATEGORY                                      RESTRICTED SHARES GRANTED     OPTION SHARES GRANTED
----------------------------------------------------------------------------   -------------------------     ---------------------
Edward J. Aldag, Jr.                                                                    217,805                        --
    Chairman of the Board, Chief Executive Officer and President

Emmett E. McLean                                                                         93,815                        --
    Executive Vice President, Chief Operating Officer, Treasurer
    and Assistant Secretary

R. Steven Hamner                                                                        125,218                        --
    Director, Executive Vice President and Chief Financial
    Officer

William G. McKenzie                                                                      52,342                        --
    Vice Chairman of the Board

Michael G. Stewart                                                                       50,000                        --
    Executive Vice President, General Counsel and Secretary

All current executive officers as a group                                               539,180                        --

All current directors who are not executive officers as a group                          87,500                   112,500(1)

All employees who are not executive officers as a group                                  52,000                        --

(1) Includes 12,500 shares issuable upon conversion of deferred stock units.

      FUTURE AWARD GRANTS. The granting of equity-based awards under the Equity Incentive Plan is at the discretion of the Compensation Committee. The Compensation Committee has determined that, at the time of each annual meeting of stockholders following his or her election to the Board of Directors, each independent director is to receive 2,000 shares of common stock, restricted as to transfer for three years, or a comparable number of deferred stock units. The Compensation Committee may change the compensation of the Company's independent directors in its discretion. The Compensation Committee has not yet determined any other awards that will be granted under the Equity Incentive Plan, as it is proposed to be amended, to the persons and groups of persons identified in the preceding table. In addition, if the Equity Incentive Plan, amended as herein described, had been in effect in 2004, such persons and groups of persons would not have received awards that were any different in type or amount than those that they actually received in 2004.

      BOARD OF DIRECTORS' RECOMMENDATION

      BASED ON THE RECOMMENDATION OF THE COMPENSATION COMMITTEE AND OUR REVIEW OF THAT REQUEST, THE BOARD OF DIRECTORS BELIEVES IT IS IN THE BEST INTEREST OF THE COMPANY TO RECOMMEND THAT YOU VOTE FOR THE APPROVAL OF THE AMENDMENT OF THE EQUITY INCENTIVE PLAN TO INCREASE BY 3,900,000 THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE (FROM 2,052 SHARES AS OF AUGUST 31, 2005) FOR FUTURE AWARDS THEREUNDER.

                                 STOCK OWNERSHIP

      DIRECTORS, EXECUTIVE OFFICERS, AND OTHER STOCKHOLDERS

      The following table provides information about the beneficial ownership of the Company's common stock as of August 31, 2005, unless otherwise indicated, by each director of the Company, each executive officer of the Company named in the "Summary Compensation Information" table in this Proxy Statement, all directors and executive officers of the Company as a group, and each person known to management of the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock.

                                                                                                             PERCENTAGE
                                                                                 NUMBER OF SHARES             OF SHARES
                      NAME OF BENEFICIAL OWNER                                  BENEFICIALLY OWNED          OUTSTANDING(1)
------------------------------------------------------------------------------  ------------------          --------------
Directors and Executive Officers:

    Edward K. Aldag, Jr.......................................................             499,022(2)                 1.25%
    Emmett E. McLean..........................................................             199,022(3)                    *
    R. Steven Hamner .........................................................             199,022(4)                    *
    William G. McKenzie.......................................................             150,022(5)                    *

    Michael G. Stewart........................................................              50,000(6)                    *
    Virginia A. Clarke........................................................              24,166(7)                    *
    G. Steven Dawson .........................................................              50,833(8)                    *
    Bryan L. Goolsby..........................................................              24,166(7)                    *
    Robert E. Holmes, Ph.D....................................................              31,833(8)                    *
    L. Glenn Orr, Jr..........................................................              24,166(7)                    *
    All directors and executive officers
        as a group (10 persons)...............................................           1,300,752(9)                 3.25%

Other Stockholders:

                                                                                         2,868,857(10)                7.18%
    Friedman Billings Ramsey Group, Inc. .....................................
        466 Lexington Avenue
        New York, New York 10017
                                                                                         2,399,300(11)                6.00%
    Jeffrey L. Feinberg
       c/o JLF Asset Management, L.L.C.
       2775 Via de la Valle, Suite 204
       Del Mar, CA  92014

--------------
 *    Less than 1% of the outstanding shares of common stock.

(1) Based on 39,969,065 shares of common stock outstanding as of August 31, 2005. Shares of common stock that are deemed to be beneficially owned by a stockholder within 60 days after August 31, 2005 are deemed outstanding for purposes of computing such stockholder's percentage ownership but are not deemed outstanding for the purpose of computing the percentage outstanding of any other stockholder. Except as otherwise indicated in the notes to this table, beneficial ownership includes sole voting and investment power.

(2)   Includes 217,805 shares of restricted common stock.

(3)   Includes 93,815 shares of restricted common stock.

(4)   Includes 125,218 shares of restricted common stock.

(5)   Includes 52,342 shares of restricted common stock.

(6)   Includes 50,000 shares of restricted common stock.

(7) Includes 6,666 shares of common stock issuable upon exercise of a vested stock option and 17,500 shares of restricted common stock.

(8) Includes 13,333 shares of common stock issuable upon exercise of a vested stock option and 17,500 shares of restricted common stock.

(9)   See notes (1) - (8) above.

(10) As of July 15, 2005. Includes 1,795,571 shares of common stock owned directly by Friedman, Billings, Ramsey Group, Inc., the parent company of Friedman, Billings, Ramsey & Co., Inc., 78,286 shares owned directly by Friedman, Billings, Ramsey & Co., Inc., and 995,000 shares held by various investment funds over which Friedman, Billings, Ramsey Group, Inc., through a wholly-owned indirect subsidiary, exercises shared investment and voting power.

(11) Based on Schedule 13G, filed July 25, 2005. Includes shares of common stock held by Jeffrey L. Feinberg, individually, JLF Partners I, L.P., JLF Partners II, L.P. and JLF Offshore Fund, Ltd. to which JLF Asset Management, L.L.C. serves as the management company and/or investment manager. Jeffrey L. Feinberg is the managing member of JLF Asset Management, L.L.C. Jeffrey L. Feinberg and JLF Asset Management, L.L.C. share voting power over these shares.

      SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers and the beneficial owners of more than 10% of the Company's equity securities (the "reporting persons") file with the Securities and Exchange Commission (the "SEC") initial reports of, and subsequent reports of changes in, their beneficial ownership of the Company's equity securities. Because the Company did not have equity securities registered under Section 12 of the Securities Exchange Act of 1934 until July 2005, it was not required to comply with Section 16(a) during 2004.

      CERTAIN TRANSACTIONS

      On March 31, 2004, we entered into a Purchase/Placement Agreement with Friedman, Billings, Ramsey & Co., Inc., pursuant to which Friedman, Billings, Ramsey & Co., Inc. acted as initial purchaser and sole placement agent for our April 2004 private placement and received aggregate initial purchaser discounts and placement fees of $17.7 million. In addition, we issued 260,954 shares of our common stock to Friedman, Billings, Ramsey & Co., Inc. as payment for financial advisory services. On July 13, 2005, we completed an initial public offering of 12,066,823 shares of common stock, priced at $10.50 per share. Of these shares of common stock, 701,823 shares were sold by selling stockholders and 11,365,000 shares were sold by us. Friedman, Billings, Ramsey & Co., Inc. served as the sole book-running manager for the offering. In connection with the initial public offering, Friedman, Billings, Ramsey & Co., Inc. received underwriting discounts, commissions, and other fees from us in the amount of $8,353,275. As of July 15, 2005, Friedman Billings Ramsey Group, Inc., an affiliate of Friedman, Billings, Ramsey & Co., Inc., beneficially owned, directly or indirectly, through affiliates, 2,868,857 shares of our common stock or approximately 7.18% of our outstanding common stock. We have an account with Friedman, Billings, Ramsey & Co., Inc. through which we manage approximately $141.7 of our cash and cash equivalents as of July 15, 2005.

      In December 2004 and January 2005, the law firm of Locke, Liddell & Sapp LLP, of which Mr. Goolsby is a partner, provided certain legal services to the Company's Ethics, Nominating and Corporate Governance Committee.

                               INDEPENDENT AUDITOR

      The Audit Committee of the Board of Directors has selected KPMG LLP as the independent auditor to perform the audit of the Company's consolidated financial statements for 2005. KPMG has audited the Company's consolidated financial statements since 2003. KPMG is a registered public accounting firm.

      Representatives of KPMG are expected to be present at the meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from the Company's stockholders.

      AUDIT AND NON-AUDIT SERVICES

      The Audit Committee is directly responsible for the appointment, compensation, and oversight of the Company's independent auditor. In addition to retaining KPMG to audit the Company's consolidated financial statements for 2004, the Audit Committee retained KPMG to provide other auditing and advisory services in 2004. The Audit Committee understands the need for KPMG to maintain objectivity and independence in its audits of the Company's financial statements. The Audit Committee has reviewed all non-audit services provided by KPMG in 2004 and has concluded that the provision of such services was compatible with maintaining KPMG's independence in the conduct of its auditing functions.

      To help ensure the independence of the independent auditor, the Audit Committee has adopted a policy for the pre-approval of all audit and non-audit services to be performed for the Company by its independent auditor. Pursuant to this policy, all audit and non-audit services to be performed by the independent auditor must be approved in advance by the Audit Committee.

      The table below sets forth the aggregate fees billed by KPMG for audit and non-audit services provided to the Company in 2004 and 2003.

                              FEES                                        2004               2003
-------------------------------------------------------------------    ----------        -------------
Audit Fees ........................................................    $  340,598        $      85,000

Audit-Related Fees.................................................      223,7580

Tax Fees:

     Tax Compliance Fees ..........................................             0                    0
     All Other Tax Fees ...........................................         3,000                    0
                                                                       ----------        -------------
     Total Tax Fees ...............................................         3,000                    0

All Other Fees....................................................              0                    0
                                                                       ----------        -------------
     Total.........................................................    $  567,356        $      85,000
                                                                       ==========        =============

      In the above table, in accordance with the SEC's definitions and rules, "audit fees" are fees for professional services for the audit of a company's financial statements included in the annual report on Form 10-K, for the review of a company's financial statements included in the quarterly reports on Form 10-Q, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; "audit-related fees" are fees for assurance and related services that are reasonably related to the performance of the audit or review of a company's financial statements; "tax fees" are fees for tax compliance, tax advice and tax planning; and "all other fees" are fees for any services not included in the first three categories.

      AUDIT COMMITTEE REPORT

      Management is responsible for the Company's accounting and financial reporting processes, including its internal control over financial reporting, and for preparing the Company's consolidated financial statements. KPMG LLP, the Company's independent auditor, is responsible for performing an audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and for expressing an opinion on the conformity of the Company's audited consolidated financial statements to accounting principles generally accepted in the United States of America. In this context, the responsibility of the Audit Committee of the Board of Directors is to oversee the Company's accounting and financial reporting processes and the audits of its consolidated financial statements.

      In the performance of its oversight function, the Audit Committee reviewed and discussed with management and KPMG the Company's audited consolidated financial statements as of and for the year ended December 31, 2004. Management and KPMG represented to the Audit Committee that the Company's audited consolidated financial statements as of and for the year ended December 31, 2004, were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards Nos. 61, 89 and 90 issued by the Auditing Standards Board of the American Institute of Certified Public Accountants. SAS Nos. 61, 89 and 90 set forth requirements pertaining to the independent auditor's communications with the Audit Committee regarding the conduct of the audit.

      The Audit Committee received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended. ISB Standard

No. 1 requires the independent auditor to disclose in writing to the Audit Committee all relationships between the auditor and the Company that, in the auditor's judgment, reasonably may be thought to bear on independence and to discuss the auditor's independence with the Audit Committee. The Audit Committee discussed with KPMG its independence and considered in advance whether the provision of any non-audit services by KPMG is compatible with maintaining their independence.

      The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and, as such, rely without independent verification on the information provided to them and on the representations made by management and KPMG. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting processes or appropriate internal controls and procedures designed to assure compliance with the accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's reviews and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the Company's audited consolidated financial statements are presented in accordance with generally accepted accounting principles, or that KPMG is in fact independent.

      The Company was not required to file an Annual Report on Form 10-K for the year ended December 31, 2004.

      The foregoing report is provided by the undersigned members of the Audit Committee of the Board of Directors.

                                      G. Steven Dawson (Chairman)
                                      Virginia A. Clarke
                                      L. Glenn Orr, Jr.

                  EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

      EXECUTIVE OFFICERS AND OTHER SENIOR MANAGEMENT

      For information regarding Mr. Aldag, Mr. Hamner and Mr. McKenzie, please see "Proposal 1 -- Election of Directors" above.

      EMMETT E. MCLEAN. Emmett E. McLean, age 50, is one of our founders and has served as our Executive Vice President, Chief Operating Officer and Treasurer since September 2003. Mr. McLean has served as Assistant Secretary since April 2004. In August and September 2004, Mr. McLean also served as our Chief Financial Officer. Mr. McLean was one of our directors from September 2003 until April 2004. From June to September, 2003, Mr. McLean served as Executive Vice President, Chief Financial Officer, and Treasurer and board member of our predecessor. From 2000 to 2003, Mr. McLean was a private investor and, for part of that period, served as a consultant to a privately held company. From 1995 to 2000, Mr. McLean served as Senior Vice President -- Development, Secretary, Treasurer and a board member of PsychPartners, L.L.C., a healthcare services and practice management company. Prior to 1992, Mr. McLean worked in the investment banking field. Mr. McLean received an MBA from the University of Virginia and a B.A. in Economics from The University of North Carolina.

      MICHAEL G. STEWART. Michael G. Stewart, age 50, has served as our General Counsel since October 2004 and as our Executive Vice President and Secretary since March 2005. Prior to October 2004, Mr. Stewart worked as a private investor, healthcare consultant and novelist. He advised physician and surgery groups on emerging healthcare issues for four years before publishing three novels. From 1993 until 1995, he served as Vice

President and General Counsel of Complete Health Services, Inc., a managed care company, and its successor corporation, United Healthcare of the South, a division of United Healthcare, Inc. (NYSE: UNH). Mr. Stewart was engaged in the private practice of law between 1988 and 1993. Mr. Stewart holds a J.D. degree from Cumberland School of Law of Samford University and a B.S. in Business Administration from Auburn University.

SUMMARY COMPENSATION INFORMATION

      The table below sets forth summary compensation information for the Company's Chief Executive Officer in 2004 and for each of the four other most highly compensated executive officers of the Company who were serving in such capacities on December 31, 2004.


                                                                          ANNUAL COMPENSATION
                                                                   ----------------------------------
                                                                                                           ALL OTHER
               NAME AND PRINCIPAL POSITIONS                  YEAR   SALARY         BONUS      OTHER       COMPENSATION
-----------------------------------------------------------  ----  ----------     --------  ---------     -------------
Edward K. Aldag, Jr. ......................................  2004  $  350,000     $350,000  $  50,462(1)  $      30,769(2)
   Chairman of the Board, Chief Executive Officer and        2003     145,833(3)   145,833     10,492(4)          9,249(5)
     President

Emmett E. McLean...........................................  2004     250,000      250,000  $  24,385(6)         15,385(2)
   Executive Vice President, Chief Operating                 2003     104,167(3)   104,167         --            10,896(7)
     Officer, Treasurer and Assistant Secretary

R. Steven Hamner...........................................  2004     250,000      250,000  $  24,385(6)         15,385(2)
   Director, Executive Vice President and                    2003     104,167(3)   104,167         --             5,918(8)
    Chief Financial Officer

William G. McKenzie........................................  2004     175,000      175,000         --                --
   Vice Chairman of the Board                                2003      72,917(3)    72,917         --                --

Michael G. Stewart.........................................  2004      43,527(9)    42,188         --             1,700(10)
   Executive Vice President, General Counsel and             2003          --           --         --                --
     Secretary

--------------
(1) Represents a $12,000 automobile allowance and $25,000 payable to Mr. Aldag to reimburse him for the cost of tax preparation and financial planning services and $13,462 to reimburse Mr. Aldag for his tax liabilities associated with such payment.

(2) Represents reimbursement for life insurance premiums of $20,000 for Mr. Aldag and $10,000 for each of Messrs. McLean and Hamner and reimbursement of $10,769 for Mr. Aldag and $5,385 for each of Messrs. McLean and Hamner for tax liabilities associated with such premium reimbursements.

(3) For the partial year period from our inception in August 2003 until December 31, 2003.

(4) Represents a $7,000 automobile allowance and $3,492 payable to Mr. Aldag to reimburse him for the cost of tax preparation and financial planning services.

(5)   Represents reimbursement for life insurance premiums of $9,249.

(6) Represents a $9,000 automobile allowance and $10,000 for the named executive officers to reimburse them for the cost of tax preparation services and $5,385 for the named executive officers to reimburse them for their tax liabilities associated with such tax preparation cost reimbursement.

(7)   Represents reimbursement for life insurance premiums of $10,896.

(8)   Represents reimbursement for life insurance premiums of $5,918.

(9) For the partial year period from October 25, 2004, Mr. Stewart's date of hire, to December 31, 2004. Had Mr. Stewart been employed for the full year 2004, he would have been entitled to a base salary of $225,000 during 2004. Mr. Stewart's employment agreement was amended effective April 28, 2005. His amended employment agreement provides for an annual base salary of $250,000.

(10)  Represents an automobile allowance.

      EQUITY COMPENSATION PLAN INFORMATION

      The table below sets forth information regarding the shares of common stock to be issued upon the exercise of the outstanding options, warrants, and rights granted under the Company's equity compensation plans and the shares of common stock remaining available for future issuance under the Company's equity compensation plans as of December 31, 2004. The Company does not have any outstanding warrants or other rights to purchase shares of common stock pursuant to its equity compensation plans.

                                                                                            NUMBER OF SECURITIES
                                            SHARES OF COMMON STOCK     WEIGHTED-AVERAGE          REMAINING
                                          TO BE ISSUED UPON EXERCISE   EXERCISE PRICE OF    AVAILABLE FOR FUTURE
                                            OF OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,  ISSUANCE UNDER EQUITY
            PLAN CATEGORY                     WARRANTS AND RIGHTS      WARRANTS AND RIGHTS    COMPENSATION PLANS
----------------------------------------  --------------------------  --------------------  ---------------------
Equity compensation plans
approved by security holders............
                                                  112,500(1)                 $10.00              678,680(2)
Equity compensation plans
not approved by security holders........              N/A
                                                                                N/A                  N/A

     Total                                        112,500                    $10.00              678,680
                                                  =======                    ======              =======

      (1) Includes 12,500 deferred stock units and stock options for 100,000 shares of common stock granted solely to the Company's independent directors.

      (2) Includes 106,000 shares of restricted common stock that were approved by the Compensation Committee in 2004 for issuance immediately following the closing of the Company's initial public offering which occurred on July 13, 2005.

      The Company's stockholders have approved the Equity Incentive Plan.

      EMPLOYMENT AGREEMENTS

      We have employment agreements with each of the named executive officers. These employment agreements provide the following annual base salaries: Edward
K. Aldag, Jr., $350,000; Emmett E. McLean, $250,000; R. Steven Hamner, $250,000;
Michael G. Stewart, $250,000; and William G. McKenzie, $175,000. On each January 1 hereafter, each of the executive officers is to receive a minimum increase in his base salary equal to the increase in the Consumer Price Index. These agreements provide that the executive officers, other than Mr. McKenzie, agree to devote substantially all of their business time to our operation. The employment agreement for each of the named executive officers is for a three-year term which is automatically extended at the end of each year within such term for an additional one year period, unless either party gives notice of non-renewal as provided in the agreement. These employment agreements permit us to terminate each executive's employment with appropriate notice for or without "cause."

      Each of the named executive officers has the right under his employment agreement to resign for "good reason," which includes (i) the employment agreement is not automatically renewed by the Company; (ii) the termination of certain incentive compensation programs; (iii) the termination or diminution of certain employee benefit plans, programs or material fringe benefits (other than for Mr. McKenzie); (iv) the relocation of our principal office outside of a 100 mile radius of Birmingham, Alabama (in the case of Mr. Aldag); or (v) our breach of the employment agreement which continues uncured for 30 days. In addition, in the case of Mr. Aldag, the following constitute good reason: (i) his removal from the Board of Directors without cause or his failure to be nominated or elected to the Board of Directors; or (ii) any material reduction in duties, responsibilities or reporting requirements, or the assignment of any duties, responsibilities or reporting requirements that are inconsistent with his positions with us.

      The executive employment agreements provide a monthly car allowance of $1,000 for Mr. Aldag and $750 for each of Messrs. McLean, Hamner and Stewart. Messrs. Aldag, McLean, Hamner and Stewart are also reimbursed for the cost of tax preparation and financial planning services, up to $25,000 annually for Mr. Aldag and $10,000 annually for each of Messrs. McLean, Hamner and Stewart. We also reimburse each executive for the income tax he incurs on the receipt of these tax preparation and financial planning services. In addition, the employment agreements provide for annual paid vacation of six weeks for Mr. Aldag and three weeks for Messrs. McLean, Hamner and Stewart and various other customary benefits. The employment agreements also provide that Mr. Aldag will receive up to $20,000 per year in reimbursement for life insurance premiums, which amount is to increase annually based on the increase in the Consumer Price Index for such year, and that Messrs. McLean, Hamner and Stewart will receive up to $10,000 per year in reimbursement for life insurance premiums which amount is to increase annually based on the increase in the Consumer Price Index for such year. We also reimburse each executive for the income tax he incurs on the receipt of these premium reimbursements.

      The employment agreements referred to above provide that the executive officers are eligible to receive the same benefits, including medical insurance coverage and retirement plan benefits in a 401(k) plan to the same extent as other similarly situated employees, and such other benefits as are commensurate with their position. Participation in employee benefit plans is subject to the terms of said benefit plans as in effect from time to time.

      If the named executive officer's employment ends for any reason, we will pay accrued salary, bonuses and incentive payments already determined, and other existing obligations. In addition, if we terminate the named executive officer's employment without cause or if any of them terminates his employment for good reason, we will be obligated to pay (i) a lump sum payment of severance equal to the sum of (x) the product of three and the sum of the salary in effect at the time of termination plus the average cash bonus (or the highest cash bonus, in the case of Mr. Aldag) paid to such executive during the preceding three years, grossed up for taxes in the case of Mr. Aldag, and (y) the incentive bonus prorated for the year in which the termination occurred, (ii) other than for Mr. McKenzie, the cost of the executive's continued participation in the company's benefit and welfare plans (other than the 401(k) plan) for a three year period (or for a five year period in the case of Mr. Aldag), and (iii) certain other benefits as provided for in the employment agreement. Additionally, in the event of a termination by us for any reason other than cause or by the executive for good reason, all of the options and restricted stock granted to the executive will become fully vested, and the executive will have whatever period remains under the options in which to exercise all vested options.

      In the event of a termination of the employment of our executives as a result of death, then in addition to the accrued salary, bonus and incentive payments due to them, they shall become fully vested in their options and restricted stock, and their respective beneficiaries will have whatever period remains under the options to exercise such options. In addition, the executives would be entitled to their prorated incentive bonuses.

      In the event the employment of our executives ends as a result of a termination by us for cause or by the executives without good reason, then in addition to the accrued salary, bonuses and incentive payments due to them, the executives would be entitled to exercise their vested stock options pursuant to the terms of the grant, but all other unvested options and restricted stock would be forfeited.

  - Upon a change of control, the named executive officers will become fully vested in their options and restricted stock and will have whatever period remains under the option in which to exercise their options. In addition, if any executive's employment is terminated by us for cause or by the executive without good reason in connection with a change of control, the executive will be entitled to receive an amount equal to the largest cash compensation paid to the executive for any twelve month period during his tenure multiplied by three.

      If payments become due as a result of a change in control and the excise tax imposed by Code Section 4999 applies, the terms of the employment agreements require us to gross up the amount payable to the executive by the amount of this excise tax plus the amount of income and other taxes due as a result of the gross up payment.

      For an 18 month period after termination of an executive's employment for any reason other than (i) termination by us without cause or (ii) termination by the executive for good reason, each of the executives under these employment agreements has agreed not to compete with us by working with or investing in, subject to certain limited exceptions, any enterprise engaged in a business substantially similar to our business as it was conducted during the period of the executive's employment with us.

      The employment agreements provide that these named executive officers are eligible to participate in our equity incentive plan." The employment agreements also provide that the named executive officers are eligible to receive annual cash bonuses under our bonus policy in an amount not less than 40% and not more than 100% of their base salary based on the bonus policy adopted by the Compensation Committee.

      COMPENSATION COMMITTEE REPORT

      OVERVIEW. A principal function of the Compensation Committee is to review and approve the Company's executive compensation program. The compensation program is designed to attract and retain high caliber executives, to maintain a performance oriented environment, and to align the interests of the Company's executives with the interests of its stockholders. In seeking to maximize achievement and productivity, the executive compensation program focuses on three elements: base salaries, annual incentive awards, and long-term incentives that are tied to Company performance.

      BASE SALARY. The Company has employment agreements with each of the named executive officers. The employment agreements provide for an initial base salary that is subject to annual increases following the Compensation Committee's evaluation of each executive's performance, the executive's level of responsibility, and the performance of the Company as a whole. The Compensation Committee also considers the success of the executive officer in developing and executing the Company's strategic plan, as well as each executive's success in exercising leadership and creating stockholder value. Moreover, the Compensation Committee researches the latest survey information available to confirm appropriate compensation levels.

      ANNUAL INCENTIVE BONUS. Our employment agreements with each of the named executive officers provide for annual incentive bonuses. Pursuant to those employment agreements, each executive officer's annual incentive bonus is calculated as a percentage of his or her base salary, with the percentage being set by the Compensation Committee in the range of 40% to 100% of base salary. As a result of the performance in 2004 of the Company and each of the individual executive officers, the executives received incentive bonuses equal to 100% of their base salaries. The total amount of incentive bonuses paid to the executive officers in 2004 was $1,067,188.

      LONG-TERM INCENTIVE AWARDS. The Company may grant long-term, equity-based incentive awards to its executive officers under the Amended and Restated Medical Properties Trust, Inc. 2004 Equity Incentive Plan. Under the Equity Incentive Plan, which is administered by the Compensation Committee, the Company may grant long-term, equity-based awards in the form of incentive stock options, nonqualified stock options, restricted common stock, restricted stock units, deferred stock units, stock appreciation rights and performance share units. Based on an assessment of competitive factors and performance, the Compensation Committee determines an award that is sufficient to both properly reward, and provide future incentive for, each executive officer.

      To closely align the interests of the executive officers with those of our stockholders, the Compensation Committee's practice has been to make incentive awards in the form of restricted common stock. In 2004, the Compensation Committee approved the award of 106,000 shares of restricted common stock to the executive officers to be effective on the first business day following the closing of the Company's initial public offering. To encourage retention, the restricted common stock generally vests over a period of several years. The restricted common stock awarded to the executive officers in 2004 vests at the rate of 8.33% per quarter beginning on September 30, 2005 and the last day of each calendar quarter thereafter until fully vested.

      COMPENSATION OF CHIEF EXECUTIVE OFFICER. Edward K. Aldag, Jr. served as the Company's Chairman of the Board, Chief Executive Officer, and President in 2004 and continues to hold those offices. Mr. Aldag has an employment agreement with the Company covering his service as its President and Chief Executor Officer. Pursuant to the agreement, the Company paid Mr. Aldag a base salary of $350,000 during 2004. Mr. Aldag also was eligible under the Company's annual incentive bonus plan to receive an incentive bonus, calculated as a percentage of his base salary, in the event that the Company achieved certain performance objectives. Mr. Aldag's target bonus percentage was 40% to 100% of his base salary. Based on the Compensation Committee's review and assessment of his and the Company's performance in 2004, Mr. Aldag received an annual incentive bonus for 2004 in the amount of $350,000, or 100% of his base salary. The Compensation Committee considers the total compensation received by Mr. Aldag for 2004 to be both reasonable and appropriate.

                                      * * *

                                          L. Glenn Orr, Jr. (Chairman)
                                          G. Steven Dawson
                                          Bryan L. Goolsby

      COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      No member of the Compensation Committee during 2004 is or was an officer or employee of the Company or any of its subsidiaries. In addition, no executive officer of the Company served during 2004 as a director or a member of the compensation committee of any entity that had an executive officer serving as a director of the Company or a member of the Compensation Committee of the Board of Directors.

                                  OTHER MATTERS

      As of the date hereof, the Board of Directors knows of no business that will be presented at the meeting other than the proposals described in this Proxy Statement. If any other proposal properly comes before the stockholders for a vote at the meeting, the proxy holders will vote the shares of common stock represented by proxies that are submitted to the Company in accordance with their best judgment.

                             ADDITIONAL INFORMATION

      SOLICITATION OF PROXIES

      The Company will solicit proxies on behalf of the Board of Directors by mail, telephone, facsimile or other electronic means or in person. The Company will pay the proxy solicitation costs. The Company has engaged Innisfree M&A, Incorporated to assist in soliciting proxies for a of $9,000, plus the reimbursement of its reasonable out-of-pocket expenses. The Company will supply copies of the proxy solicitation materials to brokerage firms, banks, and other nominees for the purpose of soliciting proxies from the beneficial owners of the shares of common stock held of record by such nominees. The Company requests that such brokerage firms, banks, and other nominees forward the proxy solicitation materials to the beneficial owners and will reimburse them for their reasonable expenses.

      STOCKHOLDER PROPOSALS FOR INCLUSION IN PROXY STATEMENT FOR 2006 ANNUAL MEETING OF STOCKHOLDERS

      To be considered for inclusion in the Company's proxy statement for the 2006 annual meeting of stockholders, a stockholder proposal must be received by the Company no later than the close of business on

December 16, 2005. Stockholder proposals must be sent to Secretary, Medical Properties Trust, Inc., 1000 Urban Center Drive, Suite 501, Birmingham, Alabama 35242. The Company will not be required to include in its proxy statement any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC's proxy rules and Maryland corporate law.

      OTHER STOCKHOLDER PROPOSALS

      The Company's Amended and Restated Bylaws provide that a stockholder who desires to propose any business at an annual meeting of stockholders must give the Company written notice of such stockholder's intent to bring such business before such meeting. Such notice is to be delivered to, or mailed, postage prepaid, and received by, the Secretary at Medical Properties Trust, Inc., 1000 Urban Center Drive, Suite 501, Birmingham, Alabama 35242 not less than 90 days nor more than 120 days prior to the first anniversary of the date of the mailing of the notice for the preceding year's annual meeting. However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than 120 days prior to such annual meeting and not later than the later of 60 days prior to such annual meeting and 10 days following the issuance by the Corporation of a press release announcing the meeting date. The stockholder's written notice must set forth a brief description of the business desired to be brought before the meeting and certain other information as set forth in Section 1.02 of the Company's Amended and Restated Bylaws. Stockholders may obtain a copy of our Amended and Restated Bylaws by writing to our Secretary at the address shown above.

      STOCKHOLDER NOMINATIONS OF DIRECTORS

      The Company's Amended and Restated Bylaws provide that a stockholder who desires to nominate directors at a meeting of stockholders must give the Company written notice, within the same time period described above for a stockholder who desires to bring business before a meeting. Notice of a nomination must be delivered to, or mailed and received at, Medical Properties Trust, Inc., 1000 Urban Center Drive, Suite 501, Birmingham, Alabama 35242, Attention Secretary. As set forth in Section 2.03 of our Amended and Restated Bylaws, the notice must set forth certain information as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice.

                                         By Order of the Board of Directors,

                                         [Signature]

                                         Michael G. Stewart
                                         Secretary

Birmingham, Alabama
September [12], 2005

                                   APPENDIX A

                         MEDICAL PROPERTIES TRUST, INC.

                         CHARTER OF THE AUDIT COMMITTEE

PURPOSE

      The Audit Committee (the "Committee") will assist the Board of Directors (the "Board") of Medical Properties Trust, Inc. (the "Company") in fulfilling its oversight responsibilities including accounting and financial reporting processes, integrity and audits of financial statements, compliance with legal and regulatory requirements, qualifications and independence of the independent auditors, and performance of internal and independent auditors. The Committee will oversee the Company's accounting and financial reporting process, and the audits of its financial statements, and will assist the Board in monitoring the integrity of the Company's financial statements, the independent auditors qualifications and independence, the performance of the Company's internal audit function, and the Company's compliance with laws and regulations and with the Code of Ethics and Business Conduct.

MEMBERSHIP

      The Committee shall be composed of three or more members of the Board of the Company, who shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission (the "Commission"). No member may serve on more than three public company audit committees unless the Board determines that such service will not impair that member's ability to effectively serve on the Committee.

      At least one member shall be an audit committee financial expert in accordance with the rules of the Commission, and at least one member (who may also serve as the audit committee financial expert) shall have accounting or related financial management expertise. All other members shall be financially literate. To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership as well as the Company's business, operations and risks. Members shall be appointed by the Board on the recommendation of the Ethics, Nominating and Corporate Governance Committee. Members may be replaced by the Board.

MEETINGS

      The Committee shall meet at least quarterly, but it may be appropriate to meet more frequently. The Committee shall set aside a portion of each regular quarterly meeting to meet with the senior executive officers, the internal audit staff and the independent auditors in separate executive sessions. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. A portion of each meeting may be set aside for a private session with any officer or employee of the Company, the Company's outside counsel or independent auditor, or any consultant to the Committee.

      A meeting of the Committee may be called at any time by its Chairman, without notice to or the consent of the Board or management, for the purpose of discussing or reviewing matters under its authority.

DUTIES AND RESPONSIBILITIES

1. The Committee shall, in its capacity as a committee of the Board, be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

2. The Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee shall meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

3. The Committee shall review and evaluate the lead partner of the independent auditor team; evaluate the qualifications, performance and independence of the independent auditor, including whether the auditor's quality controls are adequate and whether the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the internal auditor; and present its conclusions to the Board.

4. The Committee shall ensure that the lead audit partner and the reviewing partner rotate, as required by law, and consider whether there should be a regular rotation of the independent auditing firm.

5. The Committee shall discuss with management and independent auditors significant financial reporting issues and judgments made in connection with preparation of the Company's financial statements, including significant changes in the selection or application of accounting principles, major issues as to the adequacy of internal controls, and any special steps adopted in light of material control deficiencies.

6. The Committee shall review with the independent auditor any audit problems or difficulties and management's response. Such review shall include any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise); review any "management" or "internal control" letters issued, or proposed to be issued, by the independent auditor to the Company and any discussions with the independent auditor's national office respecting auditing or accounting issues presented by the engagement.

7. The Committee shall review and discuss with management and the independent auditors the annual audited financial statements and quarterly financial statements, including the Company's specific disclosures in Management's Discussion and Analysis of Financial Condition and Results of Operations and the results of the independent auditor's reviews of the quarterly financial statements, and recommend to the Board whether the annual audited financial statements should be included in any Form 10-K to be filed by the Company.

8. The Committee shall discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

9. The Committee shall meet annually with the independent public accountants to:

      - Obtain and review a report from the independent auditor regarding the independent auditor's internal quality-control procedures, any material issues raised by the most recent internal quality-control or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding 5 years, any steps taken to deal with any such issues, and all relationships between the independent auditor and the Company.

      - Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

      - Discuss items which could provide a material risk to the Company in the future.

      - Obtain from the independent auditor assurance that Section 10A of the Exchange Act has not been implicated.

      - Discuss matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, and in particular:

            - The auditor's responsibility under generally accepted auditing standards.

            -     Significant accounting policies.

            -     Management judgments and accounting estimates.

            -     Audit adjustments.

            - Auditor's judgments about the quality of the entity's accounting principles.

            - Other information in documents containing audited financial statements.

            -     Disagreements with management.

            -     Consultation with other accountants.

            -     Major issues discussed with management prior to retention.

            -     Difficulties encountered in performing the audit.

10. The Committee shall oversee the hiring of any independent audit firm personnel into positions within the Company in accordance with the hiring restrictions of the Sarbanes-Oxley Act.

11. The Committee shall discuss with management and the independent auditor the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analyst and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

12. The Committee shall review and discuss any quarterly reports from the independent auditors on:

      -     All critical accounting policies and practices to be used.

      - All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

      - Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

13. The Committee shall discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company's financial statements or accounting policies.

14. The Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

15. The Committee shall review the appointment and replacement of the director of the internal auditing department.

16. The Committee shall review any significant matters contained in reports prepared by the internal auditing department and meet privately with the internal audit manager each quarter to discuss concerns relating to internal controls or accounting and auditing matters.

17. The Committee shall meet with Company senior management periodically to review:

      -     Major financial risk exposures.

      -     Material legal issues.

      -     Plans for disaster recovery.

      -     Risk Management activities.

      -     Business issues which may affect financial results.

      -     Ethical standards and conduct.

      -     Management Information Systems activities.

18. The Company shall discuss with management the Company's major financial risk exposure and the steps management has taken to monitor and control such exposure, including the Company's risk assessment and risk management policies.

19. The Committee shall have the authority to retain, to the extent it deems necessary or appropriate, independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee in its capacity as a committee of the Board, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee, and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

20. The Committee shall prepare the report required by the rules of the Commission to be included in the Company's proxy statement for its annual meeting of stockholders.

21. The Committee shall direct any special investigations deemed necessary or appropriate by the Board or any of its committees.

22. The Committee shall monitor compliance of the Company's employees with its standards of business conduct and conflict of interest policies and review reports and disclosures of insider and affiliated party transactions.

23. The Committee shall make regular reports to the Board with respect to actions taken by the Committee.

24. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

25. The Committee shall review and reassess the adequacy of this Committee's charter annually and recommend any proposed changes to the Board for approval.

26.   The Committee shall annually review its own performance.

                                   APPENDIX B

                           SECOND AMENDED AND RESTATED

                         MEDICAL PROPERTIES TRUST, INC.

                           2004 EQUITY INCENTIVE PLAN

                                TABLE OF CONTENTS

                                                                                                             Page
ARTICLE 1.   DEFINITIONS..............................................................................        B-1

ARTICLE 2.   COMMON STOCK SUBJECT TO PLAN.............................................................        B-5

   2.1      Common Stock Subject to Plan..............................................................        B-5
   2.2      Add-back of Grants........................................................................        B-5

ARTICLE 3.  ELIGIBILITY; GRANTS; AWARD AGREEMENTS.....................................................        B-5

   3.1      Eligibility...............................................................................        B-5
   3.2      Awards....................................................................................        B-6
   3.3      Provisions Applicable to Section 162(m) Participants......................................        B-6
   3.4      Award Agreement...........................................................................        B-7

ARTICLE 4.  OPTIONS...................................................................................        B-7

   4.1      Award Agreement for Option Grant..........................................................        B-7
   4.2      Option Price..............................................................................        B-7
   4.3      Qualification for Incentive Stock Options.................................................        B-7
   4.4      Change in Incentive Stock Option Grant....................................................        B-7
   4.5      Option Term...............................................................................        B-8
   4.6      Option Exercisability and Vesting.........................................................        B-8
   4.7      Fair Market Value.........................................................................        B-8

ARTICLE 5.  EXERCISE OF OPTIONS.......................................................................        B-9

   5.1      Exercise..................................................................................        B-9
   5.2      Manner of Exercise........................................................................        B-9
   5.3      Conditions to Issuance of Common Stock....................................................        B-10
   5.4      Rights as Stockholders....................................................................        B-10
   5.5      Ownership and Transfer Restrictions.......................................................        B-10

                               TABLE OF CONTENTS

                                    (CONT.)

                                                                                                             Page
   5.6      Limitations on Exercise of Options........................................................        B-11

ARTICLE 6.  STOCK AWARDS..............................................................................        B-11

   6.1      Award Agreement...........................................................................        B-11
   6.2      Awards of Restricted Common Stock, Restricted Stock Units and Deferred Stock Units........        B-11
   6.3      Rights as Stockholders....................................................................        B-12
   6.4      Restriction...............................................................................        B-12
   6.5      Lapse of Restrictions.....................................................................        B-13
   6.6      Repurchase of Restricted Common Stock.....................................................        B-13
   6.7      Escrow....................................................................................        B-13
   6.8      Legend....................................................................................        B-13
   6.9      Conversion................................................................................        B-13

ARTICLE 7.  STOCK APPRECIATION RIGHTS.................................................................        B-13

   7.1      Award Agreement for SARs..................................................................        B-13
   7.2      General Requirements......................................................................        B-13
   7.3      Base Amount...............................................................................        B-14
   7.4      Tandem SARs...............................................................................        B-14
   7.5      SAR Exercisability........................................................................        B-14
   7.6      Value of SARs.............................................................................        B-14
   7.7      Form of Payment...........................................................................        B-14

ARTICLE 8.  PERFORMANCE UNITS.........................................................................        B-14

   8.1      Award Agreement for Performance Units.....................................................        B-14
   8.2      General Requirements......................................................................        B-15
   8.3      Performance Period and Performance Goals..................................................        B-15
   8.4      Payment With Respect to Performance Units.................................................        B-15

ARTICLE 9.  DEFERRALS.................................................................................        B-15

                               TABLE OF CONTENTS

                                    (CONT.)

                                                                                                               Page
ARTICLE 10.  ADMINISTRATION...........................................................................          B-15

   10.1     Committee.................................................................................          B-15
   10.2     Duties and Powers of Committee............................................................          B-16
   10.3     Compensation; Professional Assistance; Good Faith Actions.................................          B-16

ARTICLE 11.  MISCELLANEOUS PROVISIONS.................................................................          B-16

   11.1     Transferability...........................................................................          B-16
   11.2     Amendment, Suspension or Termination of this Plan.........................................          B-17
   11.3     Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the
               Company and Other Corporate Events.....................................................          B-17
   11.4     Continued Employment......................................................................          B-19
   11.5     Tax Withholding...........................................................................          B-19
   11.6     Forfeiture Provisions.....................................................................          B-20
   11.7     Limitations Applicable to Section 16 Persons and Performance-Based Compensation...........          B-20
   11.8     Restrictions..............................................................................          B-20
   11.9     Restrictive Legend........................................................................          B-21
   11.10    Effect of Plan Upon Option and Compensation Plans.........................................          B-21
   11.11    Compliance with Laws......................................................................          B-21
   11.12    Titles....................................................................................          B-22
   11.13    Governing Law.............................................................................          B-22

                           SECOND AMENDED AND RESTATED

                         MEDICAL PROPERTIES TRUST, INC.

                           2004 EQUITY INCENTIVE PLAN

      WHEREAS, the Company adopted, effective as of March 31, 2004, the Medical Properties Trust, Inc. 2004 Equity Incentive Plan (the "Plan"), which allows for the grant of equity-based awards in the form of stock options, restricted common stock, restricted stock units, deferred stock units, stock appreciation rights, and performance units and other incentive compensation arrangements to employees, directors and consultants of the Company and its subsidiaries in order to attract and retain directors, executive officers and other key employees and consultants;

      WHEREAS, the Company amended and restated the Plan effective as of October 18, 2004;

      WHEREAS, Section 11.2 of the Plan provides that the Plan may be amended at any time, in whole or in part, by action of the Company's Board of Directors; and

      WHEREAS, it is now desired to amend and restate the Plan in its entirety to reflect such further amendments to the Plan as have been approved by the Board of Directors.

      NOW, THEREFORE, pursuant to the authority granted by the Board of Directors, the Plan is hereby amended and restated, effective as of October 12, 2005, as follows:

Medical Properties Trust, Inc., a Maryland corporation (the "Company"), has established the Second Amended and Restated Medical Properties Trust, Inc. 2004 Equity Incentive Plan (the "Plan"), for the benefit of Employees, Consultants and Directors of the Company and MPT Operating Partnership, L.P.

The purposes of this Plan are (a) to recognize and compensate selected Employees, Consultants and Directors who contribute to the development and success of the Company and its Affiliates and Subsidiaries, (b) to attract and retain, Employees, Consultants and Directors, and (c) to provide incentive compensation to Employees, Consultants and Directors based upon the performance of the Company and its Affiliates and Subsidiaries.

                             ARTICLE 1. DEFINITIONS

Wherever the following initially capitalized terms are used in this Plan, they shall have the meanings specified below, unless the context clearly indicates otherwise.

"Affiliate" shall mean any entity that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company, including without limitation, MPT Operating Partnership, L.P.

"Award" shall mean the grant or award of Options, Restricted Common Stock, Restricted Stock Units, Deferred Stock Units, SARs or Performance Units under this Plan.

"Award Agreement" shall mean the agreement granting or awarding Options, Restricted Common Stock, Restricted Stock Units, Deferred Stock Units, SARs or Performance Units.

"Board" shall mean the Board of Directors of the Company, as comprised from time to time.

"Cause" shall mean (i) the conviction of the Employee of, or the entry of a plea of guilty or nolo contendere by the Employee to, a felony (exclusive of any felony relating to negligent operation of a motor vehicle and not including a conviction, plea of guilty or nolo contendere arising solely under a statutory provision imposing criminal liability upon the Employee on a per se basis due to the Company offices held by the Employee, so long as any act or omission of the Employee with respect to such matter was not taken or omitted in contravention of any applicable policy or directive of the Board), (ii) a willful breach of his duty of loyalty which is materially detrimental to the Company, (iii) a willful failure to perform or adhere to explicitly stated duties that are consistent with the terms of his position with the Company, or the Company's reasonable and customary guidelines of employment or reasonable and customary corporate governance guidelines or policies, including without limitation any business code of ethics adopted by the Board, or to follow the lawful directives of the Board (provided such directives are consistent with the terms of the Participant's Employment Agreement), which, in any such case, continues for thirty (30) days after written notice from the Board to the Employee, or (iv) gross negligence or willful misconduct in the performance of the Employee's duties. No act, or failure to act, on the Employee's part will be deemed "gross negligence" or "willful misconduct" unless done, or omitted to be done, by the Employee not in good faith and without a reasonable belief that the Employee's act, or failure to act, was in the best interest of the Company. The Committee shall determine, in good faith, if an Employee has been terminated for Cause.

"Change of Control" shall mean the occurrence of any of the following events:
(a) any person, entity or affiliated group, excluding the Company or any employee benefit plan of the Company, acquiring more than 50% of the then outstanding shares of voting stock of the Company, (b) the consummation of any merger or consolidation of the Company into another company, such that the holders of the shares of the voting stock of the Company immediately before such merger or consolidation own less than 50% of the voting power of the securities of the surviving company or the parent of the surviving company, (c) the adoption of a plan for complete liquidation of the Company or for the sale or disposition of all or substantially all of the Company's assets, such that after the transaction, the holders of the shares of the voting stock of the Company immediately prior to the transaction own less than 50% of the voting securities of the acquiror or the parent of the acquiror, or (d) during any period of two
(2) consecutive years, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Committee" shall mean the Compensation Committee of the Board.

"Common Stock " shall mean the common stock, par value $0.001 per share, of the Company.

"Company" shall mean Medical Properties Trust, Inc., a Maryland corporation, or any business organization which succeeds to its business and elects to continue this Plan. For purposes of this Plan, the term Company shall include, where applicable, the employer of the Employee or Consultant, including without limitation MPT Operating Partnership, L.P. or such other Affiliate or Subsidiary that employs the Employee or the Consultant.

"Consultant" shall mean a professional or technical expert, consultant or independent contractor who provides services to the Company or an Affiliate or Subsidiary, and who may be selected to participate in the Plan.

"Deferred Stock Unit" shall mean a right to receive Common Stock awarded under
Article 6 of this Plan.

"Director" means any individual who is a member of the Board.

"Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the
Code) of the Company or an Affiliate or Subsidiary of the Company, whether such employee was so employed at the time this Plan was initially adopted or becomes so employed subsequent to the adoption of this Plan.

"Employment Agreement" shall mean the employment, consulting or similar contractual agreement entered into by the Employee or the Consultant, as the case may be, and the Company governing the terms of the Employee's or Consultant's employment with the Company, if any.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Fair Market Value" of a share of Common Stock, as of a given date, shall be determined pursuant to Section 4.7.

"Good Reason" shall only apply, and shall only have the meaning, as contained in the Participant's Employment Agreement. Any provision herein that relates to a Termination of Employment by the Participant for Good Reason shall have no effect if there is no Employment Agreement or the Employment Agreement does not contain a provision permitting the Participant to terminate for Good Reason.

"Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

"Independent Director" shall mean a Director who is not an Employee.

"MPT OP" means MPT Operating Partnership, L.P., of which the Company is presently a limited partner and the sole owner of the general partner.

"Non-Qualified Stock Option" shall mean an Option which the Committee does not designate as an Incentive Stock Option.

"144A Offering" means the private placement of Common Stock of the Company.

"Option" shall mean an option to purchase shares of Common Stock that is granted under Article 4 of this Plan. An option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

"Participant" shall mean an Employee, Consultant or Director who has been determined as eligible to receive an Award pursuant to Section 3.2.

"Performance Units" shall mean performance units granted under Article 8 of this Plan.

"Permanent Disability" or "Permanently Disabled" shall mean the inability of a Participant, due to a physical or mental impairment, to perform the material services of the Participant's position with the Company for a period of six (6) months, whether or not consecutive, during any 365-day period. A determination of Permanent Disability shall be made by a physician satisfactory to both the Participant and the Committee, provided that if the Participant and the Committee do not agree on a physician, each of them shall select a physician and those two physicians together shall select a third physician, whose determination as to Permanent Disability shall be binding on all parties.

"Plan" shall mean the Second Amended and Restated Medical Properties Trust, Inc. 2004 Equity Incentive Plan, as embodied herein and as amended from time to time.

"Plan Year" shall mean the fiscal year of the Company.

"Restricted Common Stock" shall mean Common Stock awarded under Article 6 of this Plan.

"Restricted Stock Unit" shall mean a right to receive Common Stock awarded under
Article 6 of this Plan.

"Retirement" or "Retire" shall, except as otherwise defined in the Participant's Employment Agreement, mean a Participant's Termination of Employment with the Company on or after his 65th birthday.

"Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such rule may be amended from time to time.

"SAR" shall mean stock appreciation rights awarded under Article 7 of this Plan.

"Section 162(m) Participant" shall mean any Employee the Committee designates to receive an Award whose compensation for the fiscal year in which the Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code, as determined by the Committee in its sole discretion.

"Stock Award" shall mean an Award of Restricted Common Stock, Restricted Stock Units or Deferred Stock Units under Article 6 of this Plan.

"Stock Award Account" shall mean the bookkeeping account reflecting Awards of Restricted Stock Units and Deferred Stock Units under Article 6 of this Plan.

"Subsidiary" shall mean an entity in an unbroken chain beginning with the Company if each of the entities other than the last entity in the unbroken chain owns 50 percent or more of the total combined voting power of all classes of equity in one of the other entities in such chain.

"Termination of Employment" shall mean the date on which the employee-employer, consulting, contractual or similar relationship between a Participant and the Company is terminated for any reason, with or without Cause, including, but not by way of limitation, a termination of employment by resignation, discharge, death, Permanent Disability or Retirement, but excluding (i) termination of employment where there is a simultaneous reemployment or continuing employment of a Participant by the Company, and (ii) at the discretion of the Committee, termination of employment which results in a temporary severance of the employee-employer relationship. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to a Termination of Employment (subject to the provisions of any Employment Agreement between a Participant and the Company), including, but not limited to all questions of whether particular leaves of absence constitute a Termination of Employment; provided, however, that, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change the employee-employer, consulting, contractual or similar relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                     ARTICLE 2. COMMON STOCK SUBJECT TO PLAN

2.1 COMMON STOCK SUBJECT TO PLAN.

2.1.1 The Common Stock subject to an Award shall be shares of the Company's authorized but unissued, reacquired, or treasury Common Stock. Subject to adjustment as described in Section 11.3.1, the aggregate number of shares of Common Stock that may be issued under the Plan as Restricted Common Stock, Restricted Stock Units, Deferred Stock Units or pursuant to the exercise of Options is 4,691,180.

      2.1.2 The maximum number of shares of Common Stock which may be awarded to any individual in any calendar year shall not exceed 300,000.

2.2 ADD-BACK OF GRANTS. If any Option or SAR expires or is canceled without having been fully exercised, is exercised in whole or in part for cash as permitted by this Plan, or is exercised prior to becoming vested as permitted under Section 4.6.3 and is forfeited prior to becoming vested, the number of shares of Common Stock subject to such Option or SAR but as to which such Option, SAR or other right was not exercised or vested prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder. Shares of Common Stock which are delivered by the Participant or withheld by the Company upon the exercise of any Option or other award under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder. If any shares of Common Stock awarded as Restricted Common Stock, Restricted Stock Units or other equity award hereunder or as payment for Performance Units are forfeited by the Participant, such shares may again be optioned, granted or awarded hereunder. Notwithstanding the provisions of this
Section 2.2, no shares of Common Stock may again be optioned, granted or awarded pursuant to an Incentive Stock Option if such action would cause such Option to fail to qualify as an Incentive Stock Option under Section 422 of the Code.

                ARTICLE 3. ELIGIBILITY; GRANTS; AWARD AGREEMENTS

3.1 ELIGIBILITY. Any Employee, Consultant or Director selected to participate pursuant to Section 3.2 shall be eligible to participate in the Plan.

3.2 AWARDS. The Committee shall determine which Employees, Consultants and Directors, shall receive Awards, whether the Employee, Consultant or Director will receive Options, Restricted Common Stock, Restricted Stock Units, Deferred Stock Units, SARs or Performance Units, whether an Option grant shall be of Incentive Stock Options or Non-Qualified Stock Options, and the number of shares of Common Stock subject to such Award. Notwithstanding the foregoing, the terms and conditions of an Award intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

3.3 PROVISIONS APPLICABLE TO SECTION 162(m) PARTICIPANTS.

      3.3.1 Notwithstanding anything in the Plan to the contrary, the Committee may grant Options, Restricted Common Stock, Restricted Stock Units, SARs or Performance Units to a Section 162(m) Participant that vest upon the attainment of performance targets for the Company which are related to one or more of the following performance goals: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) cost reductions or savings, or (vii) such other identifiable and measurable performance objectives, as determined by the Committee.

      3.3.2 To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period,
(iii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated fiscal period and (iv) specify the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period. Following the completion of each fiscal year or other designated fiscal period, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period.

3.4 AWARD AGREEMENT. Upon the selection of an Employee, Consultant or Director to become a Participant and receive an Award, the Committee shall cause a written Award Agreement to be issued to such individual encompassing the terms and conditions of such Award, as determined by the Committee in its sole discretion; provided, however, that if applicable, the terms of such Award Agreement shall comply with the terms of such Participant's Employment Agreement, if any. Such Award Agreement shall provide for the exercise price for Options and SARs; the purchase price for Restricted Common Stock, Restricted Stock Units and Deferred Stock Units; the performance criteria for Performance Units; and the exercisability and vesting schedule, payment terms and such other terms and conditions of such Award, as determined by the Committee in its sole discretion. Each Award Agreement shall be executed by the Participant and an officer or a Director (other than the Participant) of the Company authorized to sign such Award Agreement and shall contain such terms and conditions that are consistent with the Plan, including but not limited to the exercisability and vesting schedule, if any, as the Committee in its sole discretion shall determine. All Awards shall be made conditional upon the Participant's acknowledgment, in writing in the Award Agreement or otherwise by acceptance of the Award, that all decisions and determinations of the Committee shall be final and binding on the Participant, his beneficiaries and any other person having or claiming an interest under such Award.

                               ARTICLE 4. OPTIONS

4.1 AWARD AGREEMENT FOR OPTION GRANT. Option grants shall be evidenced by an Award Agreement, pursuant to Section 3.4. All Award Agreements evidencing Options intended to qualify as performance-based compensation as described in
Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. All Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.2 OPTION PRICE. The price per share of the Common Stock subject to each Option shall be set by the Committee; provided, however, that (i) such price shall not be less than the par value of a share of Common Stock and shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, (ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

4.3 QUALIFICATION FOR INCENTIVE STOCK OPTIONS. The Committee may grant an Incentive Stock Option to an individual if such person is an Employee of the Company or is an Employee of an Affiliate or

Subsidiary as permitted under Section 422(a)(2) of the Code.

4.4 CHANGE IN INCENTIVE STOCK OPTION GRANT. Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such Option from treatment as an Incentive Stock Option under Section 422 of the Code. To the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year (under the Plan and all other Incentive Stock Option plans of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options to the extent required or permitted by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4, the Fair Market Value of shares of Common Stock shall be determined as of the time the Option with respect to such shares of Common Stock is granted, pursuant to Section 4.7.

4.5 OPTION TERM. The term of an Option shall be set by the Committee in its discretion; provided, however, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an Employee then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Such Incentive Stock Options shall be subject to Section 5.6, except as limited by the requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options.

4.6 OPTION EXERCISABILITY AND VESTING.

      4.6.1 The period during which Options in whole or in part become exercisable and vest in the Participant shall be set by the Committee and shall be as provided for in the Award Agreement. At any time after the grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option becomes exercisable and vests.

      4.6.2 In each Award Agreement, the Committee shall indicate whether the portion of the Options, if any, that remains non-exercisable and non-vested upon the Participant's Termination of Employment with the Company is forfeited. In so specifying, the Committee may differentiate between the reason for the Participant's Termination of Employment.

      4.6.3 At any time on or after the grant of an Option, the Committee may provide in an Award Agreement that the Participant may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares of Common Stock so purchased shall be restricted Common Stock and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (i) the price per share paid by the Participant for the Common Stock, or (ii) the Fair Market Value of such Common Stock at the time of repurchase, or such other restrictions as the Committee deems appropriate. The Participant shall have, unless otherwise provided by the Committee in the Award Agreement, all the rights of an owner of Common Stock, subject to the restrictions and provisions of his Award Agreement, including the right to vote such Common Stock and to receive all dividends and other distributions paid or made with respect to Common Stock.

      4.6.4 Any Options which are not exercisable and vested upon the occurrence of a Change of Control, including shares of restricted Common Stock received upon the exercise of an Option as described in Section 4.6.3 above, shall become 100% exercisable, if not previously exercised, and 100% vested, unless the Award Agreement or the Participant's Employment Agreement provides otherwise.

4.7 FAIR MARKET VALUE. The Fair Market Value of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares of Common Stock were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if shares of Common Stock are not traded on an exchange but are quoted on NASDAQ or a successor quotation system, either the
(a) closing sale price, or (b) the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation systems, as may be appropriate, or (iii) if shares of Common Stock are not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Company acting in good faith and after consultation with independent advisors. The Fair Market Value as so determined by the Company in good faith and in the absence of fraud shall be binding and conclusive upon all parties hereto, and in any event the Participant agrees to accept and shall not challenge any such determination of Fair Market Value made by the Company. If the Company subdivides (by split, dividend or otherwise) its shares of Common Stock into a greater number, or combines (by reverse split or otherwise) its shares of Common Stock into a lesser number after the Company shall have determined the Fair Market Value for the shares of Common Stock subject to an Award (without taking into consideration such subdivision or combination) and prior to the consummation of the purchase, the Fair Market Value shall be appropriately adjusted to reflect such subdivision or combination, and the Company's good faith determination as to any such adjustment shall be binding and conclusive on all parties hereto.

                         ARTICLE 5. EXERCISE OF OPTIONS

5.1 EXERCISE. At any time and from time to time prior to the time when any exercisable Option or portion thereof becomes unexercisable under the Plan or the Award Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares of Common Stock and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a minimum number of shares of Common Stock.

5.2 MANNER OF EXERCISE. An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Company of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the Award Agreement:

      5.2.1 A written notice signed by the Participant or other person then entitled to exercise such Option or portion thereof, stating that such Option or portion is being exercised, provided such notice complies with all applicable rules established by the Committee from time to time.

      5.2.2 Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, causing legends to be placed on certificates for shares of Common Stock and issuing stop-transfer notices to agents and registrars.

      5.2.3 In the event that the Option shall be exercised pursuant to Section
11.1 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

      5.2.4 Full payment (in cash or by a certified check) for the shares of Common Stock with respect to which the Option or portion thereof is exercised, including the amount of any withholding tax due, unless with the prior written consent of the Committee:

            5.2.4.1 payment, in whole or in part, is made through the delivery of shares of Common Stock owned by the Participant, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, provided, that shares of Common Stock used to exercise the Option have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option;

            5.2.4.2 payment, in whole or in part, is made through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof;

            5.2.4.3 after a public offering of the Common Stock, payment through a broker at the time required in accordance with procedures permitted by Regulation T of the Federal Reserve Board; or

            5.2.4.4 payment is made through any combination of the consideration provided for in this Section 5.2.4 or such other method approved by the Committee consistent with applicable law.

5.3 CONDITIONS TO ISSUANCE OF COMMON STOCK. The Company shall not be required to issue or deliver any certificate or other indicia evidencing ownership of shares of Common Stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

      5.3.1 The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable.

      5.3.2 The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

      5.3.3 The receipt by the Company of full payment for such Common Stock, including payment of any applicable withholding tax.

      5.3.4 The Participant agreeing to the terms and conditions of the Plan and the Award Agreement.

5.4 RIGHTS AS STOCKHOLDERS. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares of Common Stock purchasable upon the exercise of any part of an Option unless and until certificates or other indicia representing such shares of Common Stock have been issued by the Company to such holders.

5.5 OWNERSHIP AND TRANSFER RESTRICTIONS. The Committee, in its absolute discretion, may impose at the time of grant such restrictions on the ownership and transferability of the shares of Common Stock purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the Award Agreement and may be referred to on the certificates or other indicia evidencing such shares of Common Stock.

5.6 LIMITATIONS ON EXERCISE OF OPTIONS.

      5.6.1 Vested Incentive Stock Options may not be exercised after the earlier of (i) their expiration date, (ii) twelve (12) months from the date of the Participant's Termination of Employment by reason of his death, (iii) twelve
(12) months from the date of the Participant's Termination of Employment by reason of his Permanent Disability, or (iv) the expiration of three (3) months from the date of the Participant's Termination of Employment for any reason other than such Participant's death or Permanent Disability, unless the Participant dies within said three (3) month period. Leaves of absence for less than ninety (90) days shall not cause a Termination of

Employment for purposes of Incentive Stock Options.

      5.6.2 Non-Qualified Stock Options may be exercised up until their expiration date, unless the Committee provides otherwise in the Award Agreement.

                             ARTICLE 6. STOCK AWARDS

6.1 AWARD AGREEMENT. Awards of Restricted Common Stock, Restricted Stock Units and Deferred Stock Units shall be evidenced by an Award Agreement, pursuant to
Section 3.4. All Award Agreements evidencing Restricted Common Stock, Restricted Stock Units and Deferred Stock Units intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code.

6.2 AWARDS OF RESTRICTED COMMON STOCK, RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS.

      6.2.1 The Committee may from time to time, in its absolute discretion, consistent with this Plan:

            6.2.1.1 determine which Employees, Consultants and Directors shall receive Stock Awards;

            6.2.1.2 determine the aggregate number of shares of Common Stock to be awarded as Stock Awards to Employees, Consultants and Directors;

            6.2.1.3 determine the terms and conditions applicable to such Stock Awards; and

            6.2.1.4 determine when the restrictions, if any, lapse.

      6.2.2 The Committee may establish the purchase price, if any, and form of payment for a Stock Award. If the Committee establishes a purchase price, the purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law.

      6.2.3 Upon the selection of an Employee, Consultant or Director to be awarded Restricted Common Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Common Stock and may impose such conditions on the issuance of such Restricted Common Stock as it deems appropriate, subject to the provisions of Article 9.

      6.2.4 Upon the selection of an Employee, Consultant or Director to be awarded Restricted Stock Units or Deferred Stock Units, the Committee shall instruct the Secretary of the Company to establish a Stock Award Account on behalf of each such Participant. The Committee may impose such conditions on the issuance of such Restricted Stock Units or Deferred Stock Units as it deems appropriate.

      6.2.5 Awards of Restricted Common Stock and Restricted Stock Units shall vest pursuant to the Award Agreement.

      6.2.6 A Participant shall be 100 percent vested in the number of Deferred Stock Units held in his or her Stock Award Account at all times. The term for which the Deferred Stock Units shall be deferred shall be provided for in the Award Agreement.

6.3 RIGHTS AS STOCKHOLDERS.

      6.3.1 Upon delivery of the shares of Restricted Common Stock to the Participant or the escrow holder pursuant to Section 6.7, the Participant shall have, unless otherwise provided by the Committee in the Award Agreement, all the rights of an owner of Common Stock, subject to the restrictions and provisions of his Award Agreement; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.4.

      6.3.2 Nothing in this Plan shall be construed as giving a Participant who receives an Award of Restricted Stock Units or Deferred Stock Units any of the rights of an owner of Common Stock unless and until shares of Common Stock are issued and transferred to the Participant in accordance with the terms of the Plan and the Award Agreement. Notwithstanding the foregoing, in the event that any dividend is paid by the Company with respect to the Common Stock (whether in the form of cash, Common Stock or other property), then the Committee shall, in the manner it deems equitable or appropriate, adjust the number of Restricted Stock Units or Deferred Stock Units allocated to each Participant's Stock Award Account to reflect such dividend.

6.4 RESTRICTION. All shares of Restricted Common Stock issued under this Plan (including any Common Stock received as a result of stock dividends, stock splits or any other form of recapitalization, if any) shall at the time of the Award, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall, in its sole discretion, determine, which restrictions may include, without limitation, restrictions concerning voting rights, transferability, vesting, Company performance and individual performance; provided, however, that by action taken subsequent to the time shares of Restricted Common Stock are issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Common Stock may not be sold or encumbered until all restrictions are terminated or expire.

6.5 LAPSE OF RESTRICTIONS. The restrictions on Awards of Restricted Common Stock and Restricted Stock Units shall lapse in accordance with the terms of the Award Agreement. In the Award Agreement, the Committee shall indicate whether shares of Restricted Common Stock or Restricted Stock Units then subject to restrictions are forfeited or if the restrictions shall lapse upon the Participant's Termination of Employment. In so specifying, the Committee may differentiate between the reason for the Participant's Termination of Employment.

6.6 REPURCHASE OF RESTRICTED COMMON STOCK. The Committee may provide in the terms of the Award Agreement awarding Restricted Common Stock that the Company shall have call rights, a right of first offer or a right of refusal regarding shares of Restricted Common Stock then subject to restrictions.

6.7 ESCROW. The Company may appoint an escrow holder to retain physical custody of each certificate or control of each other indicia representing shares of Restricted Common Stock until all of the restrictions imposed under the Award Agreement with respect to the shares of Common Stock evidenced by such certificate expire or shall have been removed.

6.8 LEGEND. In order to enforce the restrictions imposed upon shares of Restricted Common Stock hereunder, the Committee shall cause a legend or restrictions to be placed on certificates of Restricted Common Stock that are still subject to restrictions under Award Agreements, which legend or restrictions shall make appropriate reference to the conditions imposed thereby.

6.9 CONVERSION. Upon vesting in the case of Restricted Stock Units, and upon the lapse of the deferral period in the case of Deferred Stock Units, such Restricted Stock Units or Deferred Stock Units shall be converted into an equivalent number of shares of Common Stock that will be distributed to the Participant, or in the case of the Participant's death, to the Participant's legal representative. Such distribution shall be evidenced by a stock certificate, appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company, or other appropriate means as determined by the Company. In the event ownership or issuance of the Common Stock is not feasible due to applicable exchange controls, securities regulations, tax laws or other provisions of applicable law, as determined by the Company in its sole discretion, the Participant, or in the case of the Participant's death, the Participant's legal representative, shall receive cash proceeds in an amount equal to the value of the shares of Common Stock otherwise distributable to the Participant, net of tax withholding as provided in Section 11.5

                      ARTICLE 7. STOCK APPRECIATION RIGHTS

7.1 AWARD AGREEMENT FOR SARS. Awards of SARs shall be evidenced by an Award Agreement, pursuant to Section 3.4. All Award Agreements evidencing SARs intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

7.2 GENERAL REQUIREMENTS. The Committee may grant SARs separately or in tandem with any Option (for all or a portion of the applicable Option). The Committee shall determine which Employees, Consultants and Directors shall receive Awards of SARs and the amount of such Awards.

7.3 BASE AMOUNT. The Committee shall establish the base amount of the SAR at the time the SAR is granted. Unless the Committee determines otherwise, the base amount of each SAR shall be equal to the price per share of the related Option or, if there is no related Option, the Fair Market Value of a share of Common Stock as of the date of grant of the SAR.

7.4 TANDEM SARS. Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of grant of the Incentive Stock Option. In the case of tandem SARs, the number of SARs granted to an Employee, Consultant or Director that shall be exercisable during a specified period shall not exceed the number of shares of Common Stock that the Employee, Consultant or Director may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Common Stock covered by such Option shall terminate. Upon the exercise of the SARs, the related Option shall terminate to the extent of an equal number of shares of Common Stock.

7.5 SAR EXERCISABILITY.

      7.5.1 The period during which SARs in whole or in part become exercisable shall be set by the Committee and shall be as provided for in the Award Agreement. At any time after the grant of an SAR, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions its selects, accelerate the period during which the SAR becomes exercisable.

      7.5.2 In each Award Agreement, the Committee shall indicate whether the portion of the SAR, if any, that remains non-exercisable upon the Participant's Termination of Employment with the Company is forfeited. In so specifying, the Committee may differentiate between the reason for the Participant's Termination of Employment.

7.6 VALUE OF SARS. When a Participant exercises an SAR, the Participant shall receive in settlement of such SAR an amount equal to the value of the stock appreciation for the number of SARs exercised payable in cash, Common Stock or a combination thereof. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Common Stock on the date of exercise of the SAR exceeds the base amount of the SAR.

7.7 FORM OF PAYMENT. The Committee shall determine whether the appreciation in an SAR shall be paid in the form of cash, Common Stock or a combination of the two, in such proportion as the Committee deems appropriate. For purposes of calculating the number of shares of Common Stock to be received, shares of Common Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of Common Stock are received upon exercise of a SAR, cash shall be delivered in lieu of any fractional shares of Common Stock.

                          ARTICLE 8. PERFORMANCE UNITS

8.1 AWARD AGREEMENT FOR PERFORMANCE UNITS. Awards of Performance Units shall be evidenced by an Award Agreement, pursuant to Section 3.4. All Award Agreements evidencing Performance Units intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code.

8.2 GENERAL REQUIREMENTS. Each Performance Unit shall represent the right of the Participant to receive an amount based on the value of the Performance Unit, if performance goals established by the Committee are met. A Performance Unit shall be based on the Fair Market Value of a share of Common Stock or such other measurement base as the Committee deems appropriate. The Committee shall determine and set forth in the Award Agreement the number of Performance Units to be granted and the requirements applicable to such Performance Units. The Committee shall determine which Employees, Consultants and Directors shall receive Awards of a Performance Unit and the amount of such Awards.

8.3 PERFORMANCE PERIOD AND PERFORMANCE GOALS. When Performance Units are granted, the Committee shall establish the performance period during which performance shall be measured (the "Performance Period"), performance goals applicable to the Performance Units ("Performance Goals") and such other conditions of the Award as the Committee deems appropriate. Performance Goals may relate to the financial performance of the Company or its Subsidiaries, the performance of Common Stock, individual performance or such other criteria as the Committee deems appropriate.

8.4 PAYMENT WITH RESPECT TO PERFORMANCE UNITS. At the end of each Performance Period, the Committee shall determine to what extent the Performance Goals and other conditions of the Performance Units are met, the value of the Performance Units (if applicable), and the amount, if any, to be paid with respect to the Performance Units. Payments with respect to Performance Units shall be made in cash, in Common Stock or in a combination of the two, as determined by the Committee.

                              ARTICLE 9. DEFERRALS

The Committee may permit a Participant to defer receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such Participant in connection with any Option or SAR, the lapse or waiver of restrictions applicable to Restricted Common Stock or Restricted Stock Units, the lapse of the deferral period applicable to Deferred Stock Units or the satisfaction of any requirements or objectives with respect to Performance Units. If any such deferral election is permitted, the Committee shall, in its sole discretion, establish rules and procedures for such deferrals, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Common Stock equivalents and restricting deferrals to comply with hardship distribution rules affecting 401(k) plans. The Company may, but is not obligated to, contribute the shares of Common Stock that would otherwise be issuable pursuant to an Award to a rabbi trust. Shares of Common Stock issued to a rabbi trust pursuant to this Article 9 may ultimately be issued to the Participant in accordance with the terms of the deferred compensation plan or the Award Agreement.

                           ARTICLE 10. ADMINISTRATION

10.1 COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Company's Articles of Incorporation, by-laws, and with applicable law. The majority vote of the Committee, or for acts taken in writing without a meeting by the unanimous written consent of the members of the Committee, shall be valid acts of the Committee. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board.

10.2 DUTIES AND POWERS OF COMMITTEE. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, Restricted Common Stock, Restricted Stock Units, Deferred Stock Units, SARs and Performance Units are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such Award under this Plan need not be the same with respect to each Participant. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code.

10.3 COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. Unless otherwise determined by the Board, members of the Committee shall receive no compensation for their services pursuant to this Plan. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or any Awards made hereunder, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                      ARTICLE 11. MISCELLANEOUS PROVISIONS

11.1 TRANSFERABILITY.

            11.1.1 No Option, Restricted Common Stock, Restricted Stock Unit, Deferred Stock Unit, SAR, Performance Unit, or any right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this
Section 11.1.1 shall prevent transfers by will or by the applicable laws of descent and distribution or as permitted in Section 11.1.2 below. The Committee shall not be required to accelerate the exercisabilty of an Award or otherwise take any action pursuant to a divorce or similar proceeding in the event Participant's spouse is determined to have acquired a community property interest in all or any portion of an Award. Except as provided below, during the lifetime of the Participant, only he may exercise an Award (or any portion thereof) granted to him under the Plan. After the death of the Participant, any exercisable portion of an Award, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement or other agreement, may be exercised by his personal representative or by any person empowered to do so under the deceased Participant's will or under the then applicable laws of descent and distribution.

            11.1.2 Notwithstanding the foregoing, the Committee may provide in an Award Agreement, or amend an otherwise outstanding Award Agreement to provide, that a Participant may transfer Non-Qualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of a Non-Qualified Stock Option and the transferred Non-Qualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Non-Qualified Stock Option immediately before the transfer and shall be exercisable by the transferee according to the same terms as applied to the Participant.

11.2 AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN.

      11.2.1 Except as otherwise provided in this Section 11.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided, however, no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule, without the consent of the stockholders. The Board and the Committee cannot reprice, replace or regrant through cancellation or by lowering the price per share of a previously granted Option unless the stockholders of the Company provide prior approval. No amendment, suspension or termination of this Plan shall, without the consent of the Participant, impair any rights or obligations under any Award theretofore made to the Participant, unless such right has been reserved in the Plan or the Award Agreement. No Award may be made during any period of suspension or after termination of this Plan. In no event may any Award be made under this Plan after March 31, 2014.

      11.2.2 Notwithstanding the foregoing, the Board or the Committee may take any action necessary to comply with a change in applicable law, irrespective of the status of any Award as vested or unvested, exercisable or unexercisable, at the time of such change in applicable law.

      11.3 CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY, ACQUISITION OR LIQUIDATION OF THE COMPANY AND OTHER CORPORATE EVENTS.

      11.3.1 In the event that the Committee determines, in its sole discretion, that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), on account of a recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of the following:

            11.3.1.1 the maximum number of shares of Common Stock available for Awards;

            11.3.1.2 the maximum number of shares of Common Stock subject to the Plan;

            11.3.1.3 the number and kind of Company stock with respect to which an Award may be made under the Plan;

            11.3.1.4 the number and kind of Company stock subject to an outstanding Award; and

            11.3.1.5 the exercise price or purchase price with respect to any Award.

      11.3.2 In the event of any transaction or event described in Section
11.3.1 or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee determines, in its sole discretion, that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award or right under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

            11.3.2.1 the Committee may provide, either by the terms of the Award Agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, for (i) the purchase of any such Award for the payment of an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable, payable, fully vested or the restrictions lapsed, or (ii) the replacement of such Award with other rights or property selected by the Committee;

            11.3.2.2 the Committee may provide in the terms of such Award Agreement or by action taken prior to the occurrence of such transaction or event that the Award cannot be exercised after such event;

            11.3.2.3 the Committee may provide, by the terms of such Award or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such Award shall be exercisable, notwithstanding anything to the contrary in Section 4.6 or the provisions of such Award;

            11.3.2.4 the Committee may provide, by the terms of such Award or by action taken prior to the occurrence of such transaction or event, that upon such event, such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar Awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

            11.3.2.5 the Committee may make adjustments in the number, type and kind of shares of Common Stock subject to outstanding Options, Restricted Common Stock, Restricted Stock Units, Deferred Stock Units, SARs and Performance Units and in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards, and rights and awards which may be granted in the future; and

            11.3.2.6 the Committee may provide either by the terms of a, Award of Restricted Common Stock or Restricted Stock Units or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of the Restricted Common Stock or the Restricted Stock Units may be terminated, and some or all shares of such Restricted Common Stock or some or all of such Restricted Stock Units may cease to be subject to forfeiture under Section 6.5 or repurchase under Section 6.6 after such event.

      11.3.3 Subject to Section 11.7, the Committee may, in its sole discretion, at the time of grant, include such further provisions and limitations in any Award Agreement or certificate, as it may deem appropriate and in the best interests of the Company; provided, however, that no such provisions or limitations shall be contrary to the terms of the Participant's Employment Agreement or the terms of this Plan.

      11.3.4 Notwithstanding the foregoing, in the event of a transaction or event described in Sections 11.3.1 or any unusual or nonrecurring transactions or events affecting the Company, no action pursuant to this Section 11.3 shall be taken that is specifically prohibited under applicable law, the rules and regulations of any governing governmental agency or national securities exchange, or the terms of the Participant's Employment Agreement.

11.4 CONTINUED EMPLOYMENT. Nothing in this Plan or in any Award Agreement hereunder shall confer upon any Participant any right to continue his employment, consulting or similar relationship with the Company or an Affiliate, whether as an Employee, Consultant, Director or otherwise, or shall interfere with or restrict in any way the rights of the Company or an Affiliate, which are hereby expressly reserved, to discharge or terminate the relationship with any Participant at any time for any reason whatsoever, subject to the terms of any Employment Agreement entered into by the Participant and the Company or Affiliate.

11.5 TAX WITHHOLDING. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Participant of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or lapse of any restriction of any Option, Restricted Common Stock, Restricted Stock Unit, Deferred Stock Unit, SAR or Performance Unit. The Committee may, in its sole discretion and in satisfaction of the foregoing requirement, allow such Participant to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld; provided, however, that any shares of Common Stock withheld shall be no greater than an amount that does not exceed the Participant's minimum applicable withholding tax rate for federal (including
FICA), state and local tax liabilities.

11.6 FORFEITURE PROVISIONS. Pursuant to its general authority to determine the terms and conditions applicable to Awards, the Committee shall have the right to provide, in the terms of such Award, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or resale of any Common Stock underlying such Award, must be paid to the Company until such time the Company becomes publicly traded, and (ii) the Award shall terminate and any unexercised portion of such Award (whether or not vested) shall be forfeited, if (a) a Termination of Employment occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee or as specified in the Participant's Employment Agreement, or (c) the Company terminates the Employee with or without Cause.

11.7 LIMITATIONS APPLICABLE TO SECTION 16 PERSONS AND PERFORMANCE-BASED COMPENSATION. Notwithstanding any other provision of this Plan, any Option, Restricted Common Stock, Restricted Stock Unit, Deferred Stock Unit, SARs, or Performance Units granted or awarded to any individual who is then subject to
Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act). To the extent permitted by applicable law, Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan to the contrary, any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in
Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

11.8 RESTRICTIONS.

      11.8.1 Except as otherwise provided for in the Award Agreement, upon any Termination of Employment, for a one year period thereafter, the Company shall have the right, but not the obligation, to purchase all vested shares of Common Stock awarded hereunder or acquired pursuant to an Award, for their Fair Market Value at the time of purchase by the Company. These rights shall be in addition to the right of first refusal pursuant to Section

11.8.2; provided, however, that in the event the Company decides not to exercise its rights pursuant to Section 11.8.2, the provisions of this Section 11.8.1 shall cease to apply with respect to those shares of Common Stock that were offered to the Company and sold in accordance with the provisions of Section 11.8.2.

      11.8.2 Except as otherwise provided for in the Award Agreement, if an individual desires and is permitted to sell, encumber, or otherwise dispose of shares of Common Stock awarded hereunder or acquired pursuant to an Award, the individual shall first offer the shares to the Company by giving the Company written notice disclosing: (i) the name of the proposed transferee of the Common Stock, (ii) the certificate number and number of shares of Common Stock proposed to be transferred or encumbered, (iii) the proposed price, (iv) all other terms of the proposed transfer, and (v) a written copy of the proposed offer. Within 60 days after receipt of such notice, the Company shall have the option to purchase all or part of such Common Stock at the same price and on the same terms as contained in such notice (the "Company Option Period"). In the event the Company does not exercise the option to purchase the Common Stock, as provided above, the individual shall have the right to sell, encumber or otherwise dispose of his shares of Common Stock on the terms of the transfer set forth in the written notice to the Company, provided such transfer is effected within 30 days after the expiration of the Company Option Period. If the transfer is not effected within such period, the Company must again be given an option to purchase, as provided above.

      11.8.3 On and after the date a class of the Company's securities are registered under Section 12(b) or 12(g) of the Exchange Act, the Company shall have no further right to purchase shares of Common Stock under this Section 11.8, and its limitations shall be null and void.

      11.8.4 Notwithstanding the foregoing, the Committee may require that a Participant execute any other documents it deems necessary or desirable with respect to any Common Stock distributed or purchased pursuant to this Plan.

11.9 RESTRICTIVE LEGEND. All of the shares of Common Stock now outstanding or hereafter issued and/or owned shall be held and transferred subject to the terms of the restrictions herein contained and every certificate representing a share of Common Stock shall contain the following legend: "These shares are held subject to the terms of the 2004 Equity Incentive Plan (the "Plan") and such shares may only be transferred in accordance with the terms thereof. A copy of the Plan is available at the office of the Company."

11.10 EFFECT OF PLAN UPON OPTION AND COMPENSATION PLANS. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Consultants or Directors, or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

11.11 COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Awards under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Awards awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

11.12 TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

11.13 GOVERNING LAW. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the laws of the State of Alabama, without regard to conflicts of laws thereof.

      IN WITNESS WHEREOF, the undersigned has caused this amended and restated Plan to be executed on behalf of the Company as of October ____, 2005.

                                   MEDICAL PROPERTIES TRUST, INC.

                                   By: ____________________________________
                                            Edward K. Aldag, Jr.
                                            Chairman of the Board, President and
                                            Chief Executive Officer

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
MEDICAL PROPERTIES TRUST, INC.   1000 URBAN CENTER DRIVE, SUITE 501, BIRMINGHAM, ALABAMA 35242    205-969-3755
                                          WWW.MEDICALPROPERTIESTRUST.COM

                                October ___, 2005

PROXY                                                                      PROXY

                         MEDICAL PROPERTIES TRUST, INC.

                       2005 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 12, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The 2005 Annual Meeting of Stockholders of Medical Properties Trust, Inc. (the "Company") will be held at The Summit Club, 1901 6th Avenue North, Birmingham, Alabama, on October 12, 2005, beginning at 10:00 a.m. Central Time. The undersigned hereby acknowledges receipt of the combined Notice of 2005 Annual Meeting of Stockholders and Proxy Statement dated September [12], 2005, accompanying this proxy, to which reference is hereby made for further information regarding the meeting and the matters to be considered and voted on by the stockholders at the meeting.

      The undersigned hereby appoints Edward K. Aldag, Jr. and R. Steven Hamner, and each of them, attorneys and agents, with full power of substitution, to vote, as the undersigned's proxy, all the shares of common stock of the Company owned of record by the undersigned as of the record date and otherwise to act on behalf of the undersigned at the meeting and any adjournment thereof, in accordance with the instructions set forth herein and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before such meeting or any adjournment thereof.

      The undersigned hereby revokes any proxy heretofore given and directs said attorneys and agents to vote or act as indicated on the reverse side hereof.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                       2005 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                         MEDICAL PROPERTIES TRUST, INC.

                                OCTOBER 12, 2005

                            PROXY VOTING INSTRUCTIONS

     SIGN, DATE AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS
                                    POSSIBLE.

COMPANY NUMBER _____________________

ACCOUNT NUMBER _____________________

   - Please detach along perforated line and mail in the envelope provided. -

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. [X]

1. To elect eight directors.

   [ ] FOR ALL NOMINEES

   [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES

   [ ] FOR ALL NOMINEES EXCEPT (See instructions below)

       NOMINEES:  -    Edward K. Aldag, Jr.
                  -    Virginia A. Clarke
                  -    G. Steven Dawson
                  -    Bryan L. Goolsby
                  -    R. Steven Hamner
                  -    Robert E. Holmes, Ph.D.
                  -    William G. McKenzie
                  -    L. Glenn Orr, Jr.

      INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL NOMINEES EXCEPT" and fill in the circle next to each nominee from whom you wish to withhold your vote as shown here: ?

2. To approve amendments to the Company's Charter related to transfers or ownership restrictions on the Company's common stock as described in the Proxy Statement.

   [ ]    FOR           [ ]   AGAINST             [ ]    ABSTAIN

3. To approve an amendment to the Amended and Restated Medical Properties Trust, Inc. 2004 Equity Incentive Plan as described in the Proxy Statement.

     [ ]    FOR           [ ]      AGAINST             [ ]    ABSTAIN

With respect to any other item of business that properly comes before the meeting, the proxy holders are authorized to vote the undersigned's shares in accordance with their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND WILL BE VOTED IN ACCORDANCE WITH THE UNDERSIGNED'S INSTRUCTIONS SET FORTH HEREIN. IF NO INSTRUCTIONS ARE PROVIDED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED ABOVE.

To change the address on your account, please check the box at right and indicate your new address in the address space provided above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]

      Signature of Stockholder ____________________        Date: _______________

      Signature of Stockholder ____________________        Date: _______________

Note: Please sign exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing as executor, administrator, attorney, trustee or guardian, please indicate your full title as such. If the shares are held by a corporation, partnership or limited liability company, please sign the full name of the entity by the duly authorized officer, partner or member, respectively.